UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
    Preliminary Proxy Statement
    Confidential, For Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Section 240.14a-12

ARMOR HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ARMOR HOLDINGS, INC.

13386 INTERNATIONAL PARKWAY
JACKSONVILLE, FLORIDA 32218

April 28, 2006

To Our Stockholders:

On behalf of the Board of Directors of Armor Holdings, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held on Tuesday, June 20, 2006, at 10:00 A.M., New York City time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

A copy of the 2005 Annual Report was previously mailed to you.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,
ARMOR HOLDINGS, INC.
Warren B. Kanders Chief Executive Officer

ARMOR HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 20, 2006

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of the Stockholders, and any adjournments or postponements thereof, of Armor Holdings, Inc., which will be held on Tuesday, June 20, 2006, at 10:00 A.M., New York City time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, for the following purposes:

1.	To elect six members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Armor Holdings, Inc.’s independent auditors for the fiscal year ending December 31, 2006 (Proposal 2);

3.    To transact such other business as may properly be brought before the meeting,

including proposals to adjourn or postpone the meeting.

Stockholders of record at the close of business on April 26, 2006 are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

By order of the Board of Directors
Philip A. Baratelli Secretary

April 28, 2006

ARMOR HOLDINGS, INC.
13386 INTERNATIONAL PARKWAY
JACKSONVILLE, FLORIDA 32218

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

JUNE 20, 2006

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed Proxy Card are being furnished to the holders of common stock, par value $.01 per share, of Armor Holdings, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as ‘‘Armor Holdings,’’ ‘‘Company,’’ ‘‘we,’’ or ‘‘us’’), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Tuesday, June 20, 2006 at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, at 10:00 A.M., New York City time, and at any adjournments or postponements thereof. This Proxy Statement and the Proxy Card are first being sent to stockholders on or about April 28, 2006. Our principal executive offices are located at 13386 International Parkway, Jacksonville, Florida 32218.

At the meeting, stockholders will be asked:

1.	To elect six members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Armor Holdings’ independent auditors for the fiscal year ending December 31, 2006 (Proposal 2);

3.	To transact such other business as may properly be brought before the meeting, including proposals to adjourn or postpone the meeting.

The Board of Directors has fixed the close of business on April 26, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy authorized in writing.

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxies which are not revoked will be voted at the meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1) and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Armor Holdings’ independent auditors for the fiscal year ending December 31, 2006 (Proposal 2). A stockholder who so desires may revoke his proxy at any time before it is voted at the meeting by: (i) delivering written notice to us (attention: Secretary); (ii) duly executing and delivering a proxy bearing a later date; or (iii) casting a ballot at the meeting. Attendance at the meeting will not in and of itself constitute a revocation of a proxy.

The Board of Directors knows of no other matters that are to be brought before the meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on April 26, 2006 (the ‘‘Record Date’’) are entitled to notice of and to vote at the meeting. As of the Record Date, there were 35,381,829 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See ‘‘Security Ownership of Certain Beneficial Owners and Management’’ for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to own 5% or more of our common stock.

Our common stock is traded on the New York Stock Exchange under the symbol ‘‘AH’’. On April 26, 2006, the last full trading date prior to the printing and mailing of this Proxy Statement, the reported closing price for the common stock on the New York Stock Exchange was $61.99. Stockholders are urged to obtain the current market quotation for the shares of our common stock.

Required Votes

The presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of stock entitled to vote constitutes a quorum for the transaction of business. Each share of Armor Holdings common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for the approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2006 (Proposal 2).

An independent inspector of elections appointed by our transfer agent or us will tabulate votes at the meeting. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and ‘‘broker non-votes’’ will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes cast is necessary for approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2006 (Proposal 2), an abstention will have the same effect as a negative vote, but ‘‘broker non-votes’’ will have no effect on the outcome of the voting for such Proposals.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered ‘‘broker non-votes,’’ and will be counted for purposes of determining whether there is a quorum.

Proxy Solicitation

Armor Holdings will bear the costs of the solicitation of proxies for the Annual Meeting of Stockholders to be held on June 20, 2006. Armor Holdings may retain the proxy solicitation firm of MacKenzie Partners, Inc. to assist it in the distribution and solicitation of proxies. Armor Holdings will pay MacKenzie Partners, Inc. a fee of approximately $5,000, plus reasonable expenses, for these services if retained. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

It is desirable that as large a proportion as possible of the stockholders’ interests be represented at the meeting. Therefore, even if you intend to be present at the meeting, please sign and return the enclosed Proxy Card to ensure that your stock will be represented. If you are present at the meeting and desire to do so, you may withdraw your proxy and vote in person by giving written notice to the Secretary of Armor Holdings. Please return your executed Proxy Card promptly.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

The following table sets forth as of April 26, 2006 the number of shares and percentage of our common stock owned by (i) each person known to us to beneficially own five percent or more of our common stock, (ii) each of our directors and nominees for director, (iii) each of our executive officers set forth below in the Summary Compensation Table, and (iv) our executive officers, directors and nominees for director as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Armor Holdings, Inc., 13386 International Parkway, Jacksonville, Florida 32218.

Name	Amount and nature of beneficial ownership (1)	Percentage (16)
Warren B. Kanders and Kanders Florida Holdings, Inc. (2)	3,544,257	10%
Barclays Global Investors, NA (3)	3,022,286	8.5%
T. Rowe Price Associates, Inc. (4)	2,974,650	8.4%
FleetBoston Financial Corporation (5)	2,065,005	5.8%
Friess Associates LLC (6)	2,022,300	5.7%
Robert R. Schiller (7)	690,428	2%
Robert F. Mecredy (8)	230,942	*
Nicholas Sokolow (9)	219,916	*
Glenn J. Heiar (10)	206,442	*
Scott O’Brien (11)	150,245	*
Thomas W. Strauss (12)	141,091	*
Burtt R. Ehrlich (13)	116,380	*
Deborah A. Zoullas (14)	77,794	*
David R. Haas (15)	50,000	*
All directors, nominees for directors and executive officers as a group (10 persons) (16)	5,427,495	15.3%

* Less than 1%.

(1)	As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of April 26, 2006.

(2)	The amount of securities reported as beneficially owned includes: 2,098,395 shares held by Kanders Florida Holdings, Inc., of which Mr. Kanders is the sole stockholder and sole director. The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 328,800 shares at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 1, 2007; 100,000 shares will be restricted from sale until January 1, 2008; 128,800 shares will be restricted from sale until January 1, 2009; and 50,000 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Kanders’ voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up periods have not yet expired, they shall each be extended for an additional five year period; (ii) 12,300 shares at an exercise price of $24.07 per share; (iv) 250,000 shares at an exercise price of $24.07 per share; sales of common stock issued upon an exercise of any such options will be restricted from sale until December 31, 2006; in addition, upon Mr. Kanders’ voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up period has not yet expired, it shall be extended for an additional five year period; (iii) 186,034 shares at an exercise price of $14.32 per share; (iv) 100,000 shares at an exercise price of $14.32 per share; sales of common stock issued upon an exercise of any such options will be restricted from sale until July 26, 2006; in addition, upon Mr. Kanders’ voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up period has not yet expired it shall be extended for an additional five year period; (v) 8,125 shares at an exercise price of $14.44 per share; (vi) 166,666 shares at an exercise price of $28.90 per share; (vii) 83,334 shares at an exercise price of $28.90 per share; sales of common stock issued upon an exercise of any such options will be restricted from sale until January 1, 2007; in addition, upon Mr. Kanders’ voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up period has not yet expired it shall be extended for an additional five year period; and (viii) 150,000 shares at an exercise price of $45.93 per share; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 3, 2007; and 50,000 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Kanders’ voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period. The amount of securities reported as beneficially owned excludes: (i) 4,614 shares of common stock awarded to the reporting person by the issuer as a restricted stock award which vest on February 9, 2007; and (ii) 7,447 shares of common stock awarded to the reporting person by the issuer as a restricted stock award, of which 3,723 shares vest on January 1, 2007, and 3,724 shares vest on January 1, 2008.

(3)	This information has been obtained from Schedule 13G filed by Barclays Global Investors, NA on January 26, 2006. The address of Barclays Global Investors, NA is 45 Fremont Street, San Francisco, CA 94105.

(4)	This information has been obtained from Schedule 13G/A filed by T. Rowe Price Associates, Inc. on February 14, 2006. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

(5)	This information has been obtained from the Schedule 13G filed by FleetBoston Financial Corporation on February 13, 2004. The address of FleetBoston Financial Corporation is 100 Federal Street, Boston, MA 02110.

(6)	This information has been obtained from Schedule 13G/A filed by Friess Associates LLC on February 15, 2006. The address of Friess Associates LLC is 115 E. Snow King, Jackson, WY 83001.

(7)	The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 219,200 shares at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 1, 2007; 66,666 shares will be restricted from sale until January 1, 2008; 85,867 shares will be restricted from sale until January 1, 2009; and 33,334 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Schiller’s voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (ii) 134,000 shares at an exercise price of $17.12 per share; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 66,667 shares will be restricted from sale until October 8, 2006; in addition, upon Mr. Schiller’s voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up period has not yet expired it shall be extended for an additional five year period; (iii) 60,050 shares at an exercise price of $15.05 per share; and (iv) 100,000 shares at an exercise price of $45.93 per share; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 3, 2007; and 33,334 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Schiller’s voluntary termination of employment with the

Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period. The amount of securities reported as beneficially owned excludes: (i) 7,447 shares of restricted stock 3,723 shares of which will vest on January 1, 2007, and 3,724 shares of which will vest on January 1, 2008; and (ii) 6,921 shares of restricted stock which vests on February 9, 2007.

(8)	Includes stock options to purchase: (i) 8,334 shares at an exercise price of $23.09 which are presently exercisable; (ii) 66,666 shares at an exercise price of $17.12 which are presently exercisable; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 33,334 shares will be restricted from sale until October 8, 2006; in addition, upon Mr. Mecredy's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (iii) 75,000 shares at an exercise price of $44.76 which are presently exercisable; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: all of the shares will be restricted from sale for two years from February 10, 2005 (the ‘‘Vesting Date’’), 75% of the shares will be restricted from sale for three years from the Vesting Date, 50% of the shares will be restricted from sale for four years from the Vesting Date, and 25% of the shares will be restricted from sale for five years from the Vesting Date; and (iv) 75,000 shares at an exercise price of $37.90 which are presently exercisable; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 6,250 shares will be restricted from sale until January 1, 2008; 12,500 shares will be restricted from sale until January 1, 2009; 18,750 shares will be restricted from sale until January 1, 2010; 18,750 shares will be restricted from sale until January 1, 2011; 12,500 shares will be restricted from sale until January 1, 2012; and 6,250 shares will be restricted from sale until January 1, 2013; in addition, upon the Mr. Mecredy's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period. Excluded are the following unvested grants of restricted stock: (i) 2,234 shares of which 1,117 shares will vest on each of January 1, 2007 and 2008; (ii) 25,000 shares which will vest upon a change of control of the Company; and (iii) 1,900 shares which will vest on December 31, 2006.

(9)	The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 10,000 shares at an exercise price of $9.6875 per share, (ii) 10,000 shares at an exercise price of $13.1875 per share, (iii) 12,500 shares at an exercise price of $14.44 per share, (iv) 12,500 shares at an exercise price of $24.07 per share, (v) 15,000 shares at an exercise price of $14.32 per share, and (vi) 12,500 shares at an exercise price of $35.40 per share; and (vii) 37,500 shares at an exercise price of $39.20; sales of common stock issued upon an exercise of any such options are subject to lock-up restrictions; such lock-up restrictions will be released in accordance with the following schedule: on each calendar quarter beginning on September 30, 2005 and ending on June 30, 2008, 3,125 shares will be released from such lock-up restrictions; in addition, upon Mr. Sokolow’s voluntary resignation from the Board of Directors of the Company or his removal from the Board of Directors of the Company for cause, if any of the foregoing lock-up periods have not yet expired, they shall be extended for an additional five year period and, upon a change in control of the Company, any lock-up release periods that are still in effect with respect to shares shall terminate upon the occurrence of such change in control. Also includes 60,000 shares owned by S.T. Investors Fund, LLC, a limited liability company of which Mr. Sokolow is a general manager, 10,000 shares owned by Mr. Sokolow’s profit sharing plan and 11,200 shares held for the benefit of Mr. Sokolow’s children and of which Mr. Sokolow disclaims beneficial ownership.

(10)	The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 75,000 shares at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 6,250 shares will be restricted from sale until January 1, 2008; 12,500 shares will be restricted from sale until January 1, 2009; 18,750 shares will be restricted from sale until January 1, 2010; 18,750 shares will be restricted from sale until January 1, 2011; 12,500 shares will be restricted from sale until

January 1, 2012; and 6,250 shares will be restricted from sale until January 1, 2013; in addition, upon Mr. Heiar’s voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (ii) 40,000 shares at an exercise price of $28.46; (iii) 60,000 shares at an exercise price of $28.46; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 20,000 shares will be restricted from sale until March 11, 2007; 20,000 shares will be restricted from sale until March 11, 2008; and 20,000 shares will be restricted from sale until March 11, 2009; in addition, upon Mr. Heiar’s voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; and (iv) 25,000 shares at an exercise price of $44.76; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: all of the shares will be restricted from sale for two years from February 10, 2005 (the ‘‘Vesting Date’’), 75% of the shares will be restricted from sale for three years from the Vesting Date, 50% of the shares will be restricted from sale for four years from the Vesting Date, and 25% of the shares will be restricted from sale for five years from the Vesting Date. The amount of securities reported as beneficially owned excludes: (i) 1,303 shares of restricted stock of which 651 will vest on January 1, 2007, and 652 shares of which will vest on January 1, 2008; (ii) 25,000 shares of restricted stock which will vest upon a change of control of the Company; and (iii) 1,520 shares of restricted stock which vests on December 31, 2006.

(11)	Includes stock options to purchase: (i) 15,000 shares at an exercise price of $44.76 which are presently exercisable; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 100% of the underlying shares will be restricted from sale for 24 months following February 10, 2005; 75% of the underlying shares will be restricted from sale for 36 months following February 10, 2005; 50% of the underlying shares will be restricted from sale for 48 months following February 10, 2005; and 25% of the underlying shares will be restricted from sale for 60 months following February 10, 2005; in addition, upon Mr. O’Brien’s voluntary termination of employment with the Company or termination of employment by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (ii) 75,000 shares at an exercise price of $37.90 which are presently exercisable; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 6,250 shares will be restricted from sale until January 1, 2008; 12,500 shares will be restricted from sale until January 1, 2009; 18,750 shares will be restricted from sale until January 1, 2010; 18,750 shares will be restricted from sale until January 1, 2011; 12,500 shares will be restricted from sale until January 1, 2012; and 6,250 shares will be restricted from sale until January 1, 2013; in addition, upon Mr. O’Brien’s voluntary termination of employment with the Company or termination of employment by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (iii) 10,000 shares at an exercise price of $37.90 which are presently exercisable; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions:100% of the underlying shares will be restricted from sale for 24 months following March 25, 2005; 75% of the underlying shares will be restricted from sale for 36 months following March 25, 2005; 50% of the underlying shares will be restricted from sale for 48 months following March 25, 2005; and 25% of the underlying shares will be restricted from sale for 60 months following March 25, 2005; in addition, upon Mr. O’Brien’s voluntary termination of employment with the Company or termination of employment by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; and (iv) 50,000 shares at an exercise price of $36.05 which are presently exercisable; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 10,000 shares will be restricted from sale until July 15, 2006; 10,000 shares will be restricted from sale until July 15, 2007; 10,000 shares will be restricted from sale until July 15, 2008; and 10,000 shares will be restricted from sale until July 15, 2009; in addition, upon Mr. O’Brien’s voluntary termination of employment with the Company or termination of employment by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period and, upon a change of control of the Company, any of the foregoing lock-up periods which have not yet expired shall terminate upon the consummation of such change in control. Excluded are the following unvested grants of restricted stock: (i) 492 shares of restricted stock 246 shares of which vest on each of January 1, 2007 and 2008; and (ii) 25,000 shares which will vest upon a change of control of the Company.

(12)	The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 21,591 shares at an exercise price of $7.50 per share (ii) 10,000 shares at an exercise price of $9.6875 per share, (iii) 10,000 shares at an exercise price of $13.1875 per share, (iv) 12,500 shares at an exercise price of $14.44 per share, (v) 12,500 shares at an exercise price of $24.07 per share, (vi) 12,000 shares at an exercise price of $14.32 per share, (vii) 12,500 shares at an exercise price of $35.40 per share; and (viii) 37,500 shares at an exercise price of $39.20; sales of common stock issued upon an exercise of any such options are subject to lock-up restrictions; such lock-up restrictions will be released in accordance with the following schedule: on each calendar quarter beginning on September 30, 2005 and ending on June 30, 2008, 3,125 shares will be released from such lock-up restrictions; in addition, upon Mr. Strauss’s voluntary resignation from the Board of Directors of the Company or his removal from the Board of Directors of the Company for cause, if any of the foregoing lock-up periods have not yet expired, they shall be extended for an additional five year period and, upon a change in control of the Company, any lock-up release periods that are still in effect with respect to shares shall terminate upon the occurrence of such change in control.

(13)	The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 12,500 shares at an exercise price of $24.07 per share; (ii) 12,500 shares at an exercise price of $35.40 per share; and (iii) 37,500 shares at an exercise price of $39.20; sales of common stock issued upon an exercise of any such options are subject to lock-up restrictions; such lock-up restrictions will be released in accordance with the following schedule: on each calendar quarter beginning on September 30, 2005 and ending on June 30, 2008, 3,125 shares will be released from such lock-up restrictions; in addition, upon Mr. Ehrlich’s voluntary resignation from the Board of Directors of the Company or his removal from the Board of Directors of the Company for cause, if any of the foregoing lock-up periods have not yet expired, they shall be extended for an additional five year period and, upon a change in control of the Company, any lock-up release periods that are still in effect with respect to shares shall terminate upon the occurrence of such change in control. The amount of securities reported as beneficially owned excludes: (i) 5,000 shares owned by Mr. Ehrlich’s children; (ii) 6,500 shares in trust for the benefit of his children, of which Mr. Ehrlich’s spouse is trustee; and (iii) 400 shares owned by Mr. Ehrlich’s spouse’s individual retirement account of which Mr. Ehrlich disclaims beneficial ownership.

(14)	The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 15,794 shares at an exercise price of $13.98; (ii) 12,000 shares at an exercise price of $14.32 per share, (iii) 12,500 shares at an exercise price of $35.40 per share; and (iv) 37,500 shares at an exercise price of $39.20 which are presently exercisable; sales of common stock issued upon an exercise of any such options are subject to lock-up restrictions; such lock-up restrictions will be released in accordance with the following schedule: on each calendar quarter beginning on September 30, 2005 and ending on June 30, 2008, 3,125 shares will be released from such lock-up restrictions; in addition, upon Ms. Zoullas's voluntary resignation from the Board of Directors of the Company or her removal from the Board of Directors of the Company for cause, if any of the foregoing lock-up periods have not yet expired, they shall be extended for an additional five year period and upon a change in control of the Company, any lock-up release periods that are still in effect with respect to such shares shall terminate upon the occurrence of such change in control.

(15)	The amount of securities reported as beneficially owned includes presently exercisable stock options to purchase: (i) 12,500 shares at an exercise price of $35.40 and (ii) 37,500 shares at an exercise price of $39.20; sales of common stock issued upon an exercise of any such options are subject to lock-up restrictions; such lock-up restrictions will be released in accordance with the following schedule: on each calendar quarter beginning on September 30, 2005 and ending on June 30, 2008, 3,125 shares will be released from such lock-up restrictions; in addition, upon Mr. Haas’s voluntary resignation from the Board of Directors of the Company or his removal from the Board of Directors of the Company for cause, if any of the foregoing lock-up periods have not yet expired, they shall be extended for an additional five year period and, upon a change in control of the Company, any lock-up release periods that are still in effect with respect to shares shall terminate upon the occurrence of such change in control.

(16)	See footnotes (2) and (7) through (15).

(17)	Percent is based on 35,381,829 shares of common stock outstanding as of April 26, 2006.

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficial owner of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS

The table below shows the number of options and range of exercise prices we granted to various employees and directors during our fiscal year ended December 31, 2005 under our 1999 Stock Incentive Plan, Amended and Restated 2002 Stock Incentive Plan (the ‘‘2002 Stock Incentive Plan’’) and our 2005 Stock Incentive Plan.

Plan Name	Number of Grants	Grant Price Ranges
1999 Stock Incentive Plan	130,000	$37.90-$44.76
2002 Stock Incentive Plan	1,345,000	$35.99-$45.93
2005 Stock Incentive Plan	252,500	$39.20-$44.53

The following table sets forth certain information regarding our equity plans at December 31, 2005.

Plan Category	(A)	(B)	(C)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	3,810,557	$31.51	2,247,500
Equity compensation plans not approved by security holders	—	N/A	0
Total	3,810,557

We have two non-qualified equity plans, the 2002 Executive Stock Plan and the 1998 Stock Option Plan, that have not been approved by stockholders. The 2002 Executive Stock Plan provides for the grant of a total of 470,000 stock options and stock awards to our key employees. The Board of Directors, or a committee designated by the Board consisting of two or more independent directors, is authorized to set the price and terms and conditions of the options and awards granted under the 2002 Executive Stock Plan. Options under the 2002 Executive Stock Plan are substantially the same as the 2002 Stock Incentive Plan except that we may only grant non-qualified stock options under the 2002 Executive Stock Plan. The 2002 Executive Stock Plan was adopted on March 13, 2002 and all shares available for grant under the 2002 Executive Stock Plan were granted to our executive officers effective March 13, 2002.

The 1998 Stock Option Plan provides for the grant of a total of 725,000 stock options to our key employees. The Board of Directors, or a committee designated by the Board consisting of two or more independent directors, is authorized to set the price and terms and conditions of the options granted under the 1998 Stock Option Plan. Options under the 1998 Stock Option Plan are substantially the same as the Amended and Restated 1996 Stock Option Plan except that we may only grant non-qualified stock options under the 1998 Stock Option Plan. The 1998 Stock Option Plan was adopted on December 7, 1998 and all shares available for grant under the 1998 Stock Option Plan were granted to our executive officers effective January 1, 1999 or, if later, the renewal date of their respective employment agreements.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Certificate of Incorporation, as amended, and Amended and Restated Bylaws provide that we may have between three and fifteen directors, with such number to be fixed by the Board of Directors. Our Board of Directors has determined to nominate the six directors set forth below. We currently have seven directors, and subsequent to the completion of our 2006 Annual Meeting of Stockholders, the number of directors will be six.

Our directors are elected annually at the annual meeting of stockholders. Their respective terms of office continue until the next annual meeting of stockholders and until their successors have been elected and qualified in accordance with our Amended and Restated Bylaws. There are no family relationships among any of our directors or executive officers.

Unless otherwise specified, each proxy received will be voted for the election of directors of the six nominees named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Amended and Restated Bylaws.

The following persons have been nominated as directors:

Warren B. Kanders, 48, has served as the Founder and Chairman of our Board since January 1996 and as our Chief Executive Officer since April 9, 2003. Mr. Kanders has served as a member of the Board of Directors of Clarus Corporation since June 2002 and as the Executive Chairman of Clarus Corporation’s Board of Directors since December 2002, as the Executive Chairman of the Board of Net Perceptions, Inc. since April 2004, and as the Chairman of the Board of Directors of Langer, Inc. since November 2004. From October 1992 to May 1996, Mr. Kanders served as Founder and Vice Chairman of the Board of Benson Eyecare Corporation. Mr. Kanders also serves as President of Kanders & Company, Inc., a private investment firm owned and controlled by Mr. Kanders that makes investments in and renders consulting services to public and private entities. Mr. Kanders received a B.A. degree in Economics from Brown University in 1979.

Burtt R. Ehrlich, 66, has served as one of our directors since January 1996. Mr. Ehrlich has served as a member of the Board of Directors of Clarus Corporation since June 2002 and as a member of the Board of Directors of Langer, Inc. since February 2001. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

David R. Haas, 64, has served as one of our directors since April 2004. Mr. Haas has served as a member of the Board of Directors of Information Holdings, Inc. from July 1998 to December 2004. Since 1995, Mr. Haas has been a private investor and a financial consultant specializing in financial planning and financing in varying industries. From 1990 until 1994, Mr. Haas was Senior Vice President and Controller of Time Warner, Inc., a leading media and entertainment company. Prior to Warner Communications Inc.'s merger with Time Inc. in 1990, Mr. Haas held various senior financial positions with Warner Communications Inc.

Robert R. Schiller, 43, has served as our President since January 1, 2004 and Chief Operating Officer since April 2003. Mr. Schiller has also held other positions at Armor Holdings and has served as an Executive Vice President from November 2000 to April 2003, Chief Financial Officer and Secretary from November 2000 to March 2004, as Executive Vice President and Director of Corporate Development from January 1999 to October 2000, and as Vice President of Corporate Development from July 1996 to December 1998. Mr. Schiller graduated with a B.A. in Economics from Emory University in 1985 and received a M.B.A. from Harvard Business School in 1991.

Nicholas Sokolow, 56, has served as one of our directors since January 1996. Mr. Sokolow has served as a member of the Board of Directors of Clarus Corporation since June 2002. Mr. Sokolow has also served as a member of the Board of Directors of Net Perceptions, Inc. since April 2004. Mr. Sokolow has been a partner in the law firm of Sokolow, Carreras & Associates since 1994. From June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers.

Deborah A. Zoullas, 53, has served as one of our directors since July 2002. Ms. Zoullas is a private investor. From December 1998 until December 2000, Ms. Zoullas served as the Executive Vice President of Sotheby’s Holdings, Inc. and during 2000 served on its Board of Directors. From 1974 until 1996, Ms. Zoullas worked in various capacities within the Investment Banking Division of Morgan Stanley & Co. Incorporated. Ms. Zoullas is an Advisory Director of Morgan Stanley, a member of the Advisory Board of The Stanford Business School, a Director of the Helena Rubinstein Foundation and a member of the Executive Committee of The Projects Committee of Memorial Sloan Kettering.

The affirmative vote of a plurality of the votes cast in person or by proxy at the annual meeting of stockholders is necessary for the election of directors (assuming a quorum of a majority of the outstanding shares of common stock is present).

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors has a long-standing commitment to sound and effective corporate governance practices. The Company’s management and our Board of Directors has reviewed and continues to monitor our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and the listing requirements of the New York Stock Exchange. Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

Corporate Governance Guidelines and Documents

The Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Officers and Employees, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Armor Holdings for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Armor Holdings, and promoting compliance with all applicable rules and regulations that apply to Armor Holdings and its officers and directors. The foregoing materials may be accessed at www.armorholdings.com, our Internet website, at the tab ‘‘Investor Relations.’’ In addition, you may request, without charge, a copy of our Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Officers and Employees, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees by submitting a written request for any of such materials to: Armor Holdings, Inc., c/o the Secretary at 13386 International Parkway, Jacksonville, Florida 32218.

Board of Directors

Our Board of Directors is currently comprised of the following seven members: Warren B. Kanders, Burtt R. Ehrlich, David R. Haas, Robert R. Schiller, Nicholas Sokolow, Thomas W. Strauss, and Deborah A. Zoullas. During fiscal 2005, the Board of Directors held 8 meetings. The Board of Directors has standing Audit, Compensation and Nominating/Corporate Governance Committees. During fiscal 2005, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. All members of our Board of Directors then in office attended last year's annual stockholders meeting which was held on June 22, 2005.

In connection with the New York Stock Exchange listing requirement that non-management directors meet at regularly scheduled executive sessions without management, the Board reappointed Nicholas Sokolow as the Presiding Director for such meetings until Armor Holdings’ 2007 annual meeting of stockholders. The primary responsibilities of the Presiding Director include presiding over periodic executive sessions of the non-management members of the Board and performing other duties that the Board may from time to time delegate to assist in the fulfillment of its responsibilities. The non-management members of the Board held four executive sessions during fiscal 2005.

Director Independence

In accordance with the listing requirements of the New York Stock Exchange, the Board of Directors has evaluated each of its directors’ independence from Armor Holdings based on the definition of ‘‘independence’’ established by the New York Stock Exchange. In its review of each director’s independence from Armor Holdings, the Board of Directors reviewed whether any transactions or relationships exist currently or, during the past year existed, between each director and Armor Holdings and its subsidiaries, affiliates, equity investors or independent auditors. The Board of Directors also examined whether there were any transactions or relationships between each director and members of the senior management of Armor Holdings or their affiliates. Based on the Board’s review and the New York Stock Exchange’s definition of ‘‘independence’’, the Board has determined that the Board is comprised of a majority of independent directors. The Board has also determined that each of the members of our Audit Committee is ‘‘independent’’ for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’).

Stockholder Communications with Directors

Stockholders may send communications to the Board of Directors or any committee thereof by writing to the Board or any such committee at Armor Holdings, Inc., c/o the Secretary at 13386 International Parkway, Jacksonville, Florida 32218. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

In addition, stockholders may also contact the Presiding Director or any other non-management director by writing to the Presiding Director at Armor Holdings, Inc., c/o the Secretary at 13386 International Parkway, Jacksonville, Florida 32218. The Presiding Director will review and distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

Complaint Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Armor Holdings, Inc., c/o Chairman of the Audit Committee, 13386 International Parkway, Jacksonville, Florida 32218. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked ‘‘Confidential.’’

Audit Committee

The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent auditors; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The committee also prepares the Audit Committee report required by the rules of Securities and Exchange Commission (the ‘‘Commission’’), and the report is included in this proxy statement beginning on page 14. During fiscal 2005, the Audit Committee consisted of Mr. Haas (Chairman), Mr. Strauss and Ms. Zoullas, all of whom were determined by the Board to be independent of Armor Holdings based on the New York Stock Exchange’s definition of ‘‘independence’’. The Board of Directors has identified

Mr. Haas as the audit committee financial expert and determined that Mr. Haas is independent of Armor Holdings based on the New York Stock Exchange’s definition of ‘‘independence’’. The Audit Committee met five times during fiscal 2005. The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which was attached to our Proxy Statement for the Annual Meeting of Stockholders held on June 22, 2004 and is also available on our Internet website, www.armorholdings.com, at the tab ‘‘Investor Relations’’.

Compensation Committee

The purpose of the Compensation Committee is to recommend to the Board of Directors the compensation and benefits of our executive officers and other key managerial personnel. During fiscal 2005, the Compensation Committee consisted of Messrs. Sokolow (Chairman) and Ehrlich, each of whom were determined by the Board to be independent of Armor Holdings. The Compensation Committee met three times during fiscal 2005, and also held numerous informal discussions during fiscal 2005. A copy of the Charter for the Compensation Committee is available on our Internet website, www.armorholdings.com, at the tab ‘‘Investor Relations’’.

Nominating/Corporate Governance Committee

The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors as well as review Armor Holdings’ corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange’s listing requirements. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Armor Holdings, Inc., c/o the Secretary at 13386 International Parkway, Jacksonville, Florida 32218, who will submit them to the committee for its consideration. During fiscal 2005, the Nominating/Corporate Governance Committee consisted of Mr. Sokolow (Chairman), Mr. Ehrlich and Ms. Zoullas.

The functions of the Nominating/Corporate Governance Committee were considered at and acted upon by the entire Board of Directors during its meetings in fiscal 2005. As Messrs. Sokolow and Ehrlich and Ms. Zoullas were determined by the Board to be independent from Armor Holdings, the Nominating/Corporate Governance Committee will only be comprised of independent directors. A copy of the Nominating/Corporate Governance Committee’s Charter is available on our Internet website, www.armorholdings.com, at the tab ‘‘Investor Relations’’.

Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in Armor Holdings; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Armor Holdings and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of Armor Holdings. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms in the same manner, as follows. The Nominating/Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above. When a Board vacancy occurs or is anticipated, the Nominating/Corporate Governance Committee determines which of the qualified candidates to interview, based on the current needs of the Board and Armor Holdings, and members of the Nominating/Corporate Governance Committee meet with these individuals. If, after such meetings, the Nominating/Corporate Governance Committee determines to recommend any candidate to the Board for consideration, that individual is invited to meet with the entire Board. The Board then determines whether to select the individual as a director-nominee.

Compensation of Directors

On March 25, 2005, the Board of Directors approved an accelerated grant of 37,500 options to each of the non-management directors. In addition to the foregoing, the non-management directors of Armor

Holdings will receive cash in the amount of $16,000 which is payable quarterly during the course of the year. In addition, the Chairs of the Nominating/Corporate Governance Committee and the Audit Committee will each be paid $50,000 to serve as the Chair of such committee which will be payable quarterly during the course of the year. Members of a Board Committee will each be paid $5,000, except for the Chairs of the Nominating/Corporate Governance Committee and the Audit Committee who will each be paid the Chair compensation set forth in the immediately preceding sentence. The members of the Board are reimbursed by us for their travel and other expenses incurred by them in connection with company business. Messrs. Kanders and Schiller, as members of the Board of Directors, are compensated pursuant to their respective employment agreements and are not entitled to receive the compensation that is paid to our non-management directors.

Involvement in Certain Legal Proceedings

No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any property or any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; or (iv) been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been subsequently reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Armor Holdings and is financially literate as that qualification is interpreted by the Board of Directors, The New York Stock Exchange and the Commission. The Board of Directors has adopted a written charter with respect to the Audit Committee’s roles and responsibilities.

Management is responsible for the preparation, integrity and fair presentation of information in the consolidated financial statements of Armor Holdings, the financial reporting process and internal control over financial reporting. The external auditor is responsible for performing an independent audit of Armor Holdings’ consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has had various discussions with management and the independent auditors. Management represented to us that Armor Holdings’ consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and we have reviewed and discussed the quarterly and annual earnings press releases, our quarterly filings with the Commission on Form 10-Q during fiscal 2005, our annual report filed with the Commission on Form 10-K for fiscal 2005 and our consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended, and Rule 2-07 (Communication With Audit Committees) of Regulation S-X.

The Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence from Armor Holdings and its management. The Audit Committee also considered whether the independent auditors’ provision of audit and non-audit services to Armor Holdings is compatible with maintaining the independent auditors’ independence.

The Audit Committee discussed with Armor Holdings’ internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee discussed with the internal and independent auditors, with and without management present, the results of their examinations, the evaluations of Armor Holdings’ internal controls, and the overall quality and integrity of Armor Holdings’ financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Armor Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Commission.

AUDIT COMMITTEE
David R. Haas (Chairman) Thomas W. Strauss Deborah A. Zoullas

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for Armor Holdings by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2005 and 2004 were:

	2005	2004
Audit Fees	$1,693,269	$2,349,146
Audit Related Fees	349,000	492,296
Tax Fees	631,000	343,090
All Other Fees	—	10,000
Total	$2,673,269	$3,194,532

Audit Fees

The Audit Fees for the fiscal years ended December 31, 2005 and 2004, respectively, were for professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2005 and 2004, as applicable, and for the review of our consolidated financial statements included in our quarterly reports on Form 10-Q for fiscal 2005 and 2004, as applicable. In addition, Audit Fees for both fiscal years 2005 and 2004 also includes fees for services rendered to us by PricewaterhouseCoopers LLP for statutory and subsidiary audits, issuance of comfort letters, consents and assistance with review of documents filed with the Commission aggregating $168,069 and $652,016 in fiscal years 2005 and 2004, respectively.

Audit Related Fees

The Audit Related Fees as of the fiscal years ended December 31, 2005 and 2004, respectively, were for assurance and related services related to employee benefit plan audits and due diligence related to mergers and acquisitions.

Tax Fees

Tax Fees as of the fiscal years ended December 31, 2005 and 2004, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund, tax planning and advice, including assistance with and representation in tax audits and appeals, advice related to mergers and acquisitions, tax services for employee benefit plans, and requests for rulings or technical advice from tax authorities.

All Other Fees

There were no fees incurred for All Other Fees for the fiscal year ended December 31, 2005. All Other Fees for the fiscal year ended December 31, 2004 were for equity compensation plan consultations and our subscription to an Internet-based accounting research tool.

Auditor Independence

The Audit Committee has considered the non-audit services provided by PricewaterhouseCoopers LLP and determined that the provision of such services had no effect on PricewaterhouseCoopers LLP's independence from Armor Holdings.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee must review and pre-approve all audit and non-audit services provided by PricewaterhouseCoopers LLP, our independent auditor, and has adopted a Pre-approval Policy. The Audit Committee has pre-approved certain services up to a cost of $250,000. The Audit Committee will periodically review and revise the list of pre-approved services. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence. The Audit Committee will only pre-approve services which it believes will not impair our auditors’ independence. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

Each pre-approval request shall be accompanied by detailed back-up documentation regarding the specific services to be provided. The pre-approval request shall identify whether the proposed services was initially recommended by the auditor. Each pre-approval request for any non-audit service must be accompanied by a statement of the auditor (which may be in writing or given orally to the Audit Committee) as to whether, in the auditor’s view, the request or application is consistent with the Commission’s rules on auditor independence.

Since the adoption of the Pre-approval Policy by the Audit Committee on March 11, 2004, the Audit Committee has not waived the pre-approval requirement for any services rendered by PricewaterhouseCoopers LLP to Armor Holdings. The full text of the Audit Committee’s Pre-Approval Policy may be accessed at www.armorholdings.com, our Internet website, at the tab ‘‘Investor Relations.’’

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of April 26, 2006. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Armor Holdings.

Name	Age	Position
Warren B. Kanders	48	Chairman of the Board of Directors and Chief Executive Officer
Robert R. Schiller	43	President and Chief Operating Officer
Glenn J. Heiar	46	Chief Financial Officer
Robert F. Mecredy	59	President – Aerospace & Defense Group
Scott T. O’Brien	52	President – Armor Holdings Products Group

See the table of nominees for election as directors for biographical data with respect to Messrs. Kanders and Schiller.

Glenn J. Heiar, 46, has served as our Chief Financial Officer since March 2004, Chief Accounting Officer since March 2003 and Chief Financial Officer of our Mobile Security Division since February 2002. From 1996 until 2001, Mr. Heiar was a Vice President and the Chief Financial Officer of Pirelli Cables and Systems, North America. From 1987 to 1996, Mr. Heiar worked for Alcatel Alsthom as a Financial Vice President and in various other financial positions. Mr. Heiar graduated with a B.B.A. in Accounting from the University of Wisconsin in 1982 and received a M.B.A. from the University of North Carolina in 1992. Mr. Heiar is a certified public accountant and a certified management accountant.

Robert F. Mecredy, 59, has served as President of our Aerospace & Defense Group since December 2003 and Corporate Vice President for Government Affairs since October 2001. From 1991 to 2001, Mr. Mecredy worked at Firearms Training Systems, Incorporated, holding positions ranging from Director of U.S. Military Marketing and Sales through Chief Executive Officer, President and Director. From 1988 to 1990, Mr. Mecredy served as the Director of Army and Marine Corps programs for Raytheon's Washington, D.C. Office. Mr. Mecredy actively served in the U.S. Army from 1966 through 1986 (when he was honorably discharged) where he held positions of increasing responsibility, including, among other positions, Deputy Director of the Army Staff and White House Liaison. Mr. Mecredy graduated Summa Cum Laude from Park University with a B.S. in Economics in 1974 and received a M.B.A. from Webster University in 1980.

Scott T. O’Brien, 52, has served as President of our Products Group since March 2005 and President and Chief Operating Officer of Safari Land Ltd., Inc., one of our subsidiaries in our Products Group, since April 1999 when we acquired Safari Land Ltd., Inc. Since first joining Safari Land Ltd., Inc. in 1974, Mr. O’Brien held progressively more responsible positions before being appointed President and Chief Operating Officer in 1993. Mr. O’Brien served as Vice President of Operations from 1988 until 1993; Vice President of Manufacturing from 1985 until 1988; and Vice President of the Body Armor Division from 1978 until 1985. Mr. O’Brien graduated with a B.A. in Business Administration from California State University, Fullerton, in 1976.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual and long-term compensation earned for the periods presented below by our Chief Executive Officer and our four most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of fiscal 2005 and whose annual salary and bonus during fiscal 2005 exceeded $100,000 (collectively, the ‘‘Named Executive Officers’’).

					Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Annual Salary ($)	Compensation Bonus ($)		Restricted Stock Awards(1) ($)		Securities Underlying Options	All Other Compensation ($)
Warren B. Kanders	2005	1,000,000	3,300,000	(2)	—		478,800	145,000	(3)
Chairman of the Board and CEO	2004	525,000	1,000,000		499,969	(4)	250,000	68,149	(5)
	2003	382,000	400,000		4,552,005	(6)	300,000	143,000	(7)
Robert R. Schiller	2005	700,000	2,700,000	(8)	—		319,200	135,500	(9)
President and Chief Operating	2004	500,000	1,000,000		499,969	(10)	—	35,000	(11)
Officer	2003	432,638	400,000		3,314,017	(12)	200,000	—
Glenn J. Heiar	2005	325,000	600,000	(13)			100,000	15,000	(14)
Chief Financial Officer	2004	300,000	262,500		87,461	(15)	100,000	13,525	(16)
	2003	220,000	100,000		93,278	(17)	—	—
Robert F. Mecredy	2005	400,000	1,100,000	(18)			150,000	15,000	(19)
President of Aerospace &	2004	300,000	450,000		149,991	(20)	—	15,000	(21)
Defense Group	2003	200,000	190,000		114,225	(22)	100,000	—
Scott T. O’Brien	2005	350,000	300,000	(23)	—		100,000	24,231	(24)
President Products Group	2004	216,320	100,000		32,988	(25)	15,000	—
	2003	208,000	50,000		—		—	—

(1)	As of December 31, 2005, each Named Executive Officer owned the following number of unvested shares of restricted common stock (and excluding restricted stock awards which vest upon a change of control of the Company): Mr. Kanders, 12,061, Mr. Schiller, 14,368, Mr. Heiar, 2,823, Mr. Mecredy, 4,134, and Mr. O’Brien, 492. The value of the unvested restricted common stock owned by each Named Executive Officer as of December 31, 2005 was as follows: Mr. Kanders, $514,402, Mr. Schiller, $612,795, Mr. Heiar, $120,401, Mr. Mecredy, $176,315, and Mr. O’Brien, $20,984, and were calculated using the closing price of our common stock on December 30, 2005 which was $42.65. No dividends, to the extent declared and paid on our unrestricted common stock, will be paid on our unvested restricted common stock.

(2)	Of this amount, $2,475,000 has been paid and the remaining $825,000 has been deferred by the Company. The deferred cash bonus award is payable in three equal annual installments beginning on January 1, 2007, and unpaid amounts accrue interest annually at a fixed rate reset each year by the Company.

(3)	Of this amount, $75,000 represents the amount paid to Mr. Kanders as a supplemental expense reimbursement for expenses incurred by Mr. Kanders during fiscal 2005 and $70,000 represents the aggregate incremental cost to the Company of the personal use of Company aircraft by Mr. Kanders during fiscal 2005.

(4)	Represents the value of a stock bonus granted on February 10, 2005 (2004 bonus compensation which has been included as compensation in fiscal 2004) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2005 stock bonus was calculated using the closing price on February 10, 2005 which was $44.76, as quoted on the New York Stock Exchange. 11,170 shares of restricted common stock were granted to Mr. Kanders on February 10, 2005 of which 3,723 shares vested on January 1, 2006, 3,723 shares vest on January 1, 2007and 3,724 shares vest on January 1, 2008.

(5)	Represents the amount paid to Mr. Kanders as a supplemental expense reimbursement for expenses incurred by Mr. Kanders during fiscal 2003 and 2004 but excludes any office expense reimbursements paid in fiscal 2004. For more information regarding office expense reimbursements paid to Mr. Kanders, please see ‘‘Employment Agreements — Warren B. Kanders’’ and ‘‘Certain Relationships and Related Transactions,’’ respectively.

(6)	Represents the value of stock bonuses granted on July 26, 2003 and February 10, 2004 (2003 bonus compensation which has been included as compensation in fiscal 2003) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2004 stock bonus was calculated using the closing price on February 10, 2004 which was $28.90, as quoted on the New York Stock Exchange. 200,000 shares of restricted common stock were granted to Mr. Kanders on July 26, 2003; such shares vested on November 11, 2003 and have been deferred until the earlier of November 11, 2008 and two years of continuous employment by Mr. Kanders with Armor Holdings; the delivery of such restricted stock has been accelerated by Armor Holdings and were delivered on or about April 26, 2005 less a certain number of shares necessary to pay applicable withholding taxes payable upon receipt of such shares. We calculated the value of the July 26, 2003 stock bonus using the closing price of our common stock, as quoted on the New York Stock Exchange, on November 11, 2003, the date on which such stock bonus vested. The closing price of our common stock on the New York Stock Exchange on November 11, 2003 was $20.76. 13,841 shares of restricted common stock were granted to Mr. Kanders on February 10, 2004 of which 4,613 shares vested on February 9, 2005, 4,614 shares vested on February 9, 2006 and 4,614 shares vest on February 9, 2007.

(7)	Represents the compensation paid to Kanders & Co., Inc. (‘‘Kanders & Co.’’), a corporation controlled by Mr. Kanders, for investment banking services provided to Armor Holdings. These services were cancelled by the Company in connection with Mr. Kanders entering into as of January 1, 2005, an amended and restated employment agreement with the Company.

(8)	Of this amount, $2,025,000 has been paid and the remaining $675,000 has been deferred by the Company. The deferred cash bonus award is payable in three equal annual installments beginning on January 1, 2007, and unpaid amounts accrue interest annually at a fixed rate reset each year by the Company.

(9)	Of this amount, $52,500 represents the amount paid to Mr. Schiller as a supplemental expense reimbursement for expenses incurred by Mr. Schiller during fiscal 2005 and $83,000 represents the aggregate incremental cost to the Company of the personal use of Company aircraft by Mr. Schiller during fiscal 2005.

(10)	Represents the value of a stock bonus granted on February 10, 2005 (2004 bonus compensation which has been included as compensation in fiscal 2004) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2005 stock bonus was calculated using the closing price on February 10, 2005 which was $44.76, as quoted on the New York Stock Exchange. 11,170 shares of restricted common stock were granted to Mr. Schiller on February 10, 2005 of which 3,723 shares vested on January 1, 2006, 3,723 shares vest on 2007 and 3,724 shares vest on January 1, 2008.

(11)	Represents the amount paid to Mr. Schiller as a supplemental expense reimbursement for expenses incurred by Mr. Schiller during fiscal 2004.

(12)	Represents the value of stock bonuses granted on November 4, 2003 and February 10, 2004 (2003 bonus compensation which has been included as compensation in fiscal 2003) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2004 stock bonus was calculated using the closing price on February 10, 2004 which was $28.90, as quoted on the New

York Stock Exchange. 150,000 shares of restricted common stock were granted to Mr. Schiller on November 4, 2003; such shares vested on November 11, 2003 and have been deferred until the earlier of November 11, 2008, and two years of continuous employment by Mr. Schiller with Armor Holdings. The delivery of such restricted stock was accelerated by Armor Holdings and were delivered on or about April 26, 2005 less a certain number of shares necessary to pay applicable withholding taxes payable upon receipt of such shares. We calculated the value of the November 4, 2003 stock bonus using the closing price of our common stock, as quoted on the New York Stock Exchange, on November 11, 2003, the date on which such stock bonus vested. The closing price of our common stock on the New York Stock Exchange on November 11, 2003 was $20.76. 6,921 shares of restricted common stock were granted to Mr. Schiller on February 10, 2004 and such shares vest on February 9, 2007.

(13)	Of this amount, $450,000 has been paid and the remaining $150,000 has been deferred by the Company. The deferred cash bonus award is payable in three equal annual installments beginning on January 1, 2007, and unpaid amounts accrue interest annually at a fixed rate reset each year by the Company.

(14)	Represents the amount paid to Mr. Heiar as a supplemental expense reimbursement for expenses incurred by Mr. Heiar during fiscal 2005.

(15)	Represents the value of a stock bonus granted on February 10, 2005 (2004 bonus compensation which has been included as compensation in fiscal 2004) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2005 stock bonus was calculated using the closing price on February 10, 2005 which was $44.76, as quoted on the New York Stock Exchange. 1,954 shares of restricted common stock were granted to Mr. Heiar on February 10, 2005 of which 651 shares vested on January 1, 2006, 651 shares vest on January 1, 2007 and 652 shares vest on January 1, 2008.

(16)	Represents the amount paid to Mr. Heiar as a supplemental expense reimbursement for expenses incurred by Mr. Heiar during fiscal 2004.

(17)	Represents the value of stock bonuses granted on March 21, 2003 and March 15, 2004 (2003 bonus compensation which has been included as compensation in fiscal 2003) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to these bonuses was calculated using the closing price on March 21, 2003 and March 12, 2004 which was $9.87 and $28.95, respectively, as quoted on the New York Stock Exchange. 5,000 shares of restricted common stock were granted to Mr. Heiar on March 21, 2003 all of which have vested. 1,520 shares of restricted common stock were granted to Mr. Heiar on March 15, 2004 which shares vest on December 31, 2006.

(18)	Of this amount, $825,000 has been paid and the remaining $275,000 has been deferred by the Company. The deferred cash bonus award is payable in three equal annual installments beginning on January 1, 2007, and unpaid amounts accrue interest annually at a fixed rate reset each year by the Company.

(19)	Represents the amount paid to Mr. Mecredy as a supplemental expense reimbursement for expenses incurred by Mr. Mecredy during fiscal 2005.

(20)	Represents the value of a stock bonus granted on February 10, 2005 (2004 bonus compensation which has been included as compensation in fiscal 2004) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2005 stock bonus was calculated using the closing price on February 10, 2005 which was $44.76, as quoted on the New York Stock Exchange. 3,351 shares of restricted common stock were granted to Mr. Mecredy on February 10, 2005 of which 1,117 shares vested on January 1, 2006 and 1,117 shares vest on each of January 1, 2007 and 2008.

(21)	Represents the amount paid to Mr. Mecredy as a supplemental expense reimbursement for expenses incurred by Mr. Mecredy during fiscal 2004.

(22)	Represents the value of stock bonuses granted on March 21, 2003 and March 15, 2004 (2003 bonus compensation which has been included as compensation in fiscal 2003) pursuant to the 2002 Stock

Incentive Plan. The number of shares issued pursuant to these bonuses was calculated using the closing price on March 21, 2003 and March 12, 2004 which was $9.87 and $28.95, respectively, as quoted on the New York Stock Exchange. 6,000 shares of restricted common stock were granted to Mr. Mecredy on March 21, 2003 all of which have vested. 1,900 shares of restricted common stock were granted to Mr. Mecredy on March 15, 2004 which shares vest on December 31, 2006.

(23)	Of this amount, $225,000 has been paid and the remaining $75,000 has been deferred by the Company. The deferred cash bonus award is payable in three equal annual installments beginning on January 1, 2007, and unpaid amounts accrue interest annually at a fixed rate reset each year by the Company.

(24)	Represents the amount paid to Mr. O’Brien as a supplemental expense reimbursement for expenses incurred by Mr. O’Brien during fiscal 2005.

(25)	Represents the value of a stock bonus granted on February 10, 2005 (2004 bonus compensation which has been included as compensation in fiscal 2004) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2005 stock bonus was calculated using the closing price on February 10, 2005 which was $44.76, as quoted on the New York Stock Exchange. 737 shares of restricted common stock were granted to Mr. O’Brien on February 10, 2005 of which 245 shares vested on January 1, 2006 and 246 shares vest on each of January 1, 2007 and 2008.

Options Granted in Fiscal 2005

We granted the following options to our Named Executive Officers during fiscal 2005.

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5%($)	10%($)
Warren B. Kanders	150,000	(1)	8.7%	45.93	01/03/15	4,332,770	10,980,089
	328,800	(2)	19.0%	37.90	03/24/15	7,836,983	19,860,454
Robert R. Schiller	100,000	(3)	5.8%	45.93	01/03/15	2,888,513	7,320,059
	219,200	(4)	12.7%	37.90	03/24/15	5,224,655	13,240,302
Glenn J. Heiar	25,000	(5)	1.4%	44.76	02/10/15	703,733	1,783,398
	75,000	(6)	4.3%	37.90	03/24/15	1,787,633	4,530,213
Robert F. Mecredy	75,000	(7)	4.3%	44.76	02/10/15	2,111,199	5,350,193
	75,000	(8)	4.3%	37.90	03/24/15	1,787,633	4,530,213
Scott T. O’Brien	15,000	(9)	0.9%	44.76	02/10/15	422,240	1,070,039
	10,000	(10)	0.6%	37.90	03/24/15	238,351	604,028
	75,000	(11)	4.3%	37.90	03/24/15	1,787,633	4,530,213

(1)	Sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 3, 2006; 50,000 shares will be restricted from sale until January 3, 2007; and 50,000 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Kanders’ voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period.

(2)	Sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 1, 2007; 100,000 shares will be restricted from sale until January 1, 2008; 128,800 shares will be restricted from sale until January 1, 2009; and 50,000 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Kanders’ voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up periods have not yet expired, they shall each be extended for an additional five year period.

(3)	Sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 3, 2006; 33,333 shares will be restricted from sale until January 3, 2007; and 33,334 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Schiller’s voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period.

(4)	Sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 1, 2007; 66,666 shares will be restricted from sale until January 1, 2008; 85,867 shares will be restricted from sale until January 1, 2009; and 33,334 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Schiller’s voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period.

(5)	Sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: all of the shares will be restricted from sale for two years from February 10, 2005 (the ‘‘Vesting Date’’), 75% of the shares will be restricted from sale for three years from the Vesting Date, 50% of the shares will be restricted from sale for four years from the Vesting Date, and 25% of the shares will be restricted from sale for five years from the Vesting Date.

(6)	Sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 6,250 shares will be restricted from sale until January 1, 2008; 12,500 shares will be restricted from sale until January 1, 2009; 18,750 shares will be restricted from sale until January 1, 2010; 18,750 shares will be restricted from sale until January 1, 2011; 12,500 shares will be restricted from sale until January 1, 2012; and 6,250 shares will be restricted from sale until January 1, 2013; in addition, upon Mr. Heiar’s voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period.

(7)	Sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: all of the shares will be restricted from sale for two years from February 10, 2005 (the ‘‘Vesting Date’’), 75% of the shares will be restricted from sale for three years from the Vesting Date, 50% of the shares will be restricted from sale for four years from the Vesting Date, and 25% of the shares will be restricted from sale for five years from the Vesting Date.

(8)	Sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 6,250 shares will be restricted from sale until January 1, 2008; 12,500 shares will be restricted from sale until January 1, 2009; 18,750 shares will be restricted from sale until January 1, 2010; 18,750 shares will be restricted from sale until January 1, 2011; 12,500 shares will be restricted from sale until January 1, 2012; and 6,250 shares will be restricted from sale until January 1, 2013; in addition, upon Mr. Mecredy’s voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period.

(9)	Sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: all of the shares will be restricted from sale for two years from February 10, 2005 (the ‘‘Vesting Date’’), 75% of the shares will be restricted from sale for three years from the Vesting Date, 50% of the shares will be restricted from sale for four years from the Vesting Date, and 25% of the shares will be restricted from sale for five years from the Vesting Date.

(10)	Sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: all of the shares will be restricted from sale for two years from February 10, 2005 (the ‘‘Vesting Date’’), 75% of the shares will be restricted from sale for three years from the Vesting Date, 50% of the shares will be restricted from sale for four years from the Vesting Date, and 25% of the shares will be restricted from sale for five years from the Vesting Date.

(11)	Sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 6,250 shares will be restricted from sale until January 1, 2008; 12,500 shares will be restricted from sale until January 1, 2009; 18,750 shares will be restricted from sale until January 1, 2010; 18,750 shares will be restricted from sale until January 1, 2011; 12,500 shares will be restricted from sale until January 1, 2012; and 6,250 shares will be restricted from sale until January 1, 2013; in addition, upon Mr. O’Brien’s voluntary termination of employment with the Company or termination of employment by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period.

Aggregate Option Exercises in Fiscal 2005 and Fiscal Year End Option Values

The following table contains certain information regarding stock options exercised during fiscal 2005 and options to purchase our common stock held as of December 31, 2005, by each of the Named Executive Officers. The stock options listed below were granted without tandem stock appreciation rights. We have no freestanding stock appreciation rights outstanding.

			Number of Securities Underlying Unexercised Options at 12/31/05 (#)		Value of Unexercised In-the-Money Options at 12/31/05 (1)
Name	Shares Acquired On Exercise (#)	Value Realized (2)($)	Exercisable	Non- Exercisable	Exercisable ($)	Non- Exercisable ($)
Warren B. Kanders	336,666	6,821,462	1,285,259	—	18,205,383	—
Robert R. Schiller	206,644	5,081,097	513,250	—	6,119,600	—
Glenn J. Heiar	58,182	1,189,713	200,000	—	1,775,250	—
Robert F. Mecredy	—	—	225,000	—	2,221,246	—
Scott T. O’Brien	—	—	150,000	—	733,750	—

(1)	Calculated on the basis of $42.65 per share, the closing sales price of the common stock on the New York Stock Exchange on December 30, 2005, less the exercise price payable for such shares.

(2)	Calculated on the basis of the closing share price of the common stock on the New York Stock Exchange on the date of exercise, less the exercise price paid for such shares.

On March 25, 2005, the Board of Directors accelerated the vesting schedule of all of the unvested and non-exercisable options owned by the Named Executive Officers. The following table contains additional information regarding options to purchase common stock as of December 31, 2005 by each of the Named Executive Officers, all of which are presently exercisable and subject to lock-up restrictions of varying durations which are expected to expire in the period from 2005 to 2013, which coincides with their original vesting schedules. The stock options listed below were granted without tandem stock appreciation rights. We have no freestanding stock appreciation rights outstanding.

	Number of Securities Underlying Unexercised Options at 12/31/05 (#)		Value of Underlying In-the-Money Options at 12/31/05 (1)
Name	Shares Not Subject To Lock-up	Shares Subject To Lock-up	Shares Not Subject To Lock-up ($)	Shares Subject To Lock-up ($)
Warren B. Kanders	289,792	995,467	6,873,912	11,331,471
Robert R. Schiller	194,050	319,200	5,078,400	1,041,200
Glenn J. Heiar	20,000	180,000	283,800	1,491,450
Robert F. Mecredy	41,667	183,333	1,014,005	1,207,241
Scott T. O’Brien	10,000	140,000	66,000	667,750

(1)	Calculated on the basis of $42.65 per share, the closing sales price of the common stock on the New York Stock Exchange on December 30, 2005, less the exercise price payable for such shares.

Executive Deferred Compensation Plan

On November 30, 2005, the Company adopted the terms of the Executive Deferred Compensation Plan of Armor Holdings, Inc., as amended by Amendment No. 1 to the Executive Deferred Compensation Plan of Armor Holdings, Inc. (the ‘‘Executive Deferred Compensation Plan’’). The Executive Deferred Compensation Plan is a deferred compensation plan to be offered to executive officers with the title ‘‘vice president’’ or higher of the Company or, subject to the approval of the Company’s Senior Vice President of Human Resources, one of its direct or indirect wholly-owned domestic subsidiaries.

The Plan is effective with respect to compensation earned on or after January 1, 2006. The Plan is an unfunded, nonqualified, deferred-compensation plan and is intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. Section 409A restricts when payments can be made to participants from an unfunded, nonqualified, deferred-compensation plan, and prescribes the timing of deferral and payment elections by participants.

Upon executing and delivering an enrollment form, the Plan allows for participants to voluntarily defer up to 80% of their eligible base-salary compensation and up to 100% of their eligible bonuses or commissions for a specified period of years or until their retirement or other termination of employment. Participants may choose to receive payment of their deferred contributions in either a lump sum distribution or in annual payments over a period of between two and ten years. As of February 2006, Fidelity Management Trust Company (‘‘Fidelity’’) assumed administrative responsibility for the Executive Deferred Compensation Plan and participants will be able to direct the investment of their respective deferred contributions in Fidelity’s mutual funds made available to participants of the plan.

Executive Retirement Plan

On January 25, 2006, the Company formally adopted a supplemental nonqualified defined benefit pension plan referred to as the Armor Holdings, Inc. Executive Retirement Plan (the ‘‘SERP’’). The SERP provides supplemental retirement benefits for employees of the Company and its subsidiaries who are employed at a job level of senior vice president or higher and who are selected by the Compensation Committee of the Board of Directors of the Company for participation. All of the Company’s Named Executive Officers are participants in the SERP.

The normal form of payment for a normal retirement at age 62 under the SERP, or for a late retirement, is a monthly annuity payment for the participant’s lifetime based on 2% of the participant’s ‘‘final average pay’’ multiplied by each year of service with the Company. ‘‘Final average pay’’ is equal to the average of the highest three calendar years of pay (which includes base salary plus short-term incentive pay including any amounts deferred under the Company’s Executive Deferred Compensation Plan) over the last ten calendar years immediately preceding the calendar year in which the participant’s separation from service occurs. A participant will not receive any credit for pre-acquisition service for a company or business that is acquired by the Company or its subsidiaries, but a participant may be granted additional years of credited service at the discretion of the Compensation Committee. Alternate forms of payment, including various forms of annuity and a single sum distribution, are available under the SERP.

Reduced benefits may be paid in the case of an early retirement or a pre-retirement death. Early retirement under the SERP is the earlier of (i) attaining age 60 or (ii) attaining age 55 and completing 10 years of service with the Company. A participant is eligible for a deferred vested benefit upon attaining ten years of credited service. A pre-retirement death benefit is payable if a vested participant dies before retirement. Based on assumptions used in connection with the adoption of the SERP, the estimated annual benefits payable upon retirement at a normal retirement age for Messrs. Kanders, Schiller, Heiar, Mecredy and O’Brien, our Named Executive Officers, would be approximately $1,674,000, $1,807,000, $375,000, $198,000 and $256,000, respectively.

In the event of a change of control of the Company, which either directly or indirectly results in involuntary termination or voluntary termination due to a decrease in base salary, diminution in responsibilities or a forced relocation in excess of 30 miles, and provided that any participant who has an employment arrangement is in compliance with the material terms thereof, all participants will receive an additional 4 years of credited service for determining the accrued benefit, will become fully vested into the plan and will automatically receive their benefits in a lump sum distribution as soon as practicable after the first day of the seventh calendar month following the month that includes the date of the participant's termination.

REPORT ON EXECUTIVE COMPENSATION BY
THE COMPENSATION COMMITTEE

Overview

The Compensation Committee of the Board of Directors assists the Board in establishing compensation packages for Armor Holdings’ executive officers and non-employee directors and administering Armor Holdings’ incentive plans. The Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. From time to time, the Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management’s interests with those of our stockholders. The Committee is comprised of two independent directors. Each member of the Committee meets the independence requirements specified by the New York Stock Exchange and by Section 162(m) of the Internal Revenue Code of 1986, as amended (the ‘‘IRC’’).

Compensation Policies

The Committee is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options and common stock, and, where applicable, compliance with the requirements of Section 162(m) of the IRC and such responsibility is generally limited to the actions taken by the Committee, although at times the full Board has determined annual executive salaries, raises and, where the Company has determined that compliance with the provisions of Section 162(m) is not required, bonuses as well as grants of stock options and common stock without having first received recommendations from the Committee. During 2005, the Committee was composed of Messrs. Sokolow and Ehrlich, both of whom were non-employee directors. The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing these objectives, the Committee believes that it is critical that a substantial portion of each executive officer’s compensation be contingent upon our overall performance. The Committee is also guided by the principle that our compensation packages must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is the Committee’s responsibility to determine the performance goals for the performance-based compensation payable to our named executive officers in compliance with section 162(m) of the IRC, subject to ratification by the Board, and to certify compliance with such goals before such compensation is paid. Subject to this limitation, the Committee may also make recommendations to the Board with respect to non-CEO compensation and, either alone or with the other independent members of our Board, to determine and approve our Chief Executive Officer’s compensation. In addition, the Committee periodically reviews our incentive compensation and other stock-based compensation programs and recommends changes in such plans to the Board as needed.

From time to time, the Committee and the Board of Directors, separately or collectively, has and will continue to consult with independent consultants regarding executive compensation for the Chief Executive Officer, certain other executive officers and the non-employee directors. In determining the compensation packages for our executive officers, and non-employee directors, the Committee and the Board of Directors have evaluated the history and performance of Armor Holdings, previous compensation practices and packages awarded to Armor Holdings’ executive officers and non-employee directors, and compensation policies and packages awarded to executive officers and non-employee directors at similarly-situated companies.

Compensation Program Components

Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options, restricted stock and performance shares. The Committee believes that this three-part approach best serves our and our stockholders’ interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is ‘‘at risk’’ — specifically, the annual bonus, stock options, restricted stock and performance shares.

Base Salary.    In reviewing and approving the base salaries of our executive officers, the Committee considers the scope of work and responsibilities, and other individual-specific factors; the recommendation of the Chief Executive Officer (except in the case of his own compensation); compensation for similar positions at similarly-situated companies; and the executive's experience. Except where an existing agreement establishes an executive’s salary, the Committee reviews executive officer salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year.

Performance-Based Annual Bonus.    With regard to the compensation of the named executive officers subject to section 162(m) of the IRC, the Committee establishes the performance goals and then certifies the satisfaction of such performance goals prior to the payment of the performance-based bonus compensation. In reviewing and approving the annual performance-based bonus for our executive officers, the Committee may also consider an executive’s contribution to the overall performance of Armor Holdings as well as annual bonuses awarded to persons holding similar positions at similarly-situated companies.

Stock Options, Restricted Stock and Performance Shares.    Executive officers of Armor Holdings and other key employees who contribute to the growth, development and financial success of Armor Holdings are eligible to be awarded stock options to purchase our common stock, shares of restricted common stock, bonuses of shares of common stock, and performance shares of common stock under our 1999 Stock Incentive Plan, 2002 Stock Incentive Plan and 2005 Stock Incentive Plan. Awards under these plans help relate a significant portion of an employee’s long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee’s interests with that of our stockholders. The Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year lock-up schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management’s compensation in our equity provides management with a powerful incentive to increase stockholder value over the long term. In connection with the Company’s accelerating the vesting of certain stock options and accelerating the issuance of certain stock options, the Company is requiring the optionees who do not have employment agreements with the Company to execute lock-up, confidentiality and non-competition agreements as a condition to the acceleration of such stock options. The lock-up, confidentiality and non-competition agreements executed with the Company’s employees provide the Company with added protection. In addition, the lock-up restrictions serve as an employee retention mechanism since the lock-up restrictions will be extended for an additional five year period in the event an employee terminates his/her employment with the Company while any of such lock-up restrictions are still in effect. The Committee determines appropriate individual long-term incentive awards in the exercise of its discretion in view of the above criteria and applicable policies.

Committee Actions During Fiscal Year 2005

During fiscal 2005, the Committee held numerous meetings at which the members of the Committee discussed current and proposed future executive compensation as well as director compensation. In connection with the Committee’s efforts to analyze and establish executive compensation packages and director compensation, the Committee met with and retained independent consulting firms. In addition to the meetings of the Committee with the independent consulting firms, the members of the Committee had many informal conversations with such consultants during fiscal 2005. The Committee requested that its consulting firms collect data regarding executive and director compensation, conduct a compensation study and provide a report with respect thereto to the Committee. The Committee shared the compensation studies with the independent directors of Armor Holdings and discussed with them their comments and observations with respect thereto. The Committee also discussed with the independent consultants the comments of the independent directors of Armor Holdings regarding the compensation studies conducted by such consultants. Based on the compensation studies conducted by the independent consulting firms and the comments received from the independent directors of Armor Holdings, the Committee prepared executive compensation packages for each of Messrs. Kanders and Schiller which were incorporated in the employment agreements executed by such individuals in fiscal 2005.

At a meeting of the Committee held on February 10, 2005, the Committee, after consulting with its outside advisors, approved and recommended to the Board of Directors that it approve certain grants of restricted common stock and stock options. At the meeting of the Board of Directors held on February 10, 2005, the Board awarded the grants set forth in the table below as indicated opposite the names of the persons listed below.

	Restricted Common Stock(1)	Stock Options(2)	Change in Control Shares(3)
Warren B. Kanders	11,170	—	—
Robert R. Schiller	11,170	—	—
Robert F. Mecredy	3,351	75,000	25,000
Glenn J. Heiar	1,954	25,000	25,000
Scott T. O’Brien	737	15,000

At a meeting of the Committee held on March 25, 2005, the Committee, after consulting with its outside advisors, approved and recommended to the Board of Directors that it approve the Armor Holdings, Inc. 2005 Annual Incentive Plan (the ‘‘2005 Annual Incentive Plan’’). At a meeting of the Board of Directors held on March 25, 2005, the Board approved and adopted the 2005 Annual Incentive Plan, which was subsequently approved by our stockholders, after discussing such plan amongst itself and with its outside advisors. The Committee and the Board of Directors approved an award for fiscal 2005 (the ‘‘2005 Award’’) that may be made to Messrs. Kanders, Schiller, Heiar, Mecredy and O’Brien under the 2005 Annual Incentive Plan if certain performance criteria are met. In addition, the Committee and the Board of Directors determined that our 2005 adjusted EBITDA was the performance measure for determining whether the eligible executives received cash compensation as part of the 2005 Award. As adjusted EBITDA exceeded the targets previously established by the Compensation Committee and the Board of Directors, each of Messrs. Kanders, Schiller, Heiar, Mecredy and O’Brien received cash and deferred cash compensation pursuant to the terms of the 2005 Annual Incentive Plan and, to the extent applicable, in any applicable employment agreement.

Under the terms of the 2005 Award, the eligible executives were also entitled to receive an annual grant of common stock if our common stock price performance matched or exceeded the price performance of the Standard & Poor’s 500 Index during fiscal 2005.

In addition, the 2005 Award provides that each of Messrs. Kanders and Schiller are entitled to receive 300,000 and 150,000 shares of our common stock, respectively, if at any time between January 1, 2005 and

(1)	One-third of the restricted common stock granted to the individuals set forth in the above table vested on January 1, 2006 and the remaining two-thirds will vest on each of January 1, 2007 and 2008. These restricted stock grants represent compensation for fiscal 2004 and are reflected in the 2004 information set forth above in the Summary Compensation Chart.

(2)	The stock options granted to the individuals listed above have an exercise price of $44.76 per share of our common stock and vested immediately upon the grant thereof. The shares of our common stock underlying the stock options are subject to a lock-up on the following terms: 100% for 24 months, 75% for 36 months, 50% for 48 months and 25% for 60 months.

(3)	The Change in Control Shares granted by the Board of Directors are comprised of shares of our restricted common stock that will vest upon Armor Holdings’ experiencing a change in control; provided, that, Armor Holdings may, in its discretion, determine to cash settle this award by paying such employees cash in an amount equal to the value of such shares on the date of the occurrence of such change in control.

December 31, 2007 both of the following shall occur (whether or not contemporaneously): (i) our adjusted EBITDA for a rolling four-quarter period exceeds $304,817,000; and (ii) the per share closing price of our common stock on the New York Stock Exchange (or such other stock market or exchange as our common stock shall then be traded on) shall be at least $70.00 or more (as adjusted for stock splits, if any, after the date hereof) for a period of five consecutive trading days. In the event a change in control occurs between January 1, 2005 and December 31, 2007, the restricted stock award shall be made so long as any one of the following is achieved: (i) our adjusted EBITDA for a rolling four-quarter period of Armor Holdings for a four-quarter period occurring during the period beginning January 1, 2005 and ending as of the last day of the quarter on or immediately prior to the date of a change in control (the ‘‘Change in Control Period’’) exceeds $304,817,000; or (ii) the per share closing price of Common Stock on the New York Stock Exchange (or such other stock market or exchange as the Common Stock shall then be traded on) shall be at least $70.00 or more (as adjusted for stock splits, if any, after the date hereof) for a period of five consecutive trading days; provided, that if a change in control occurs and neither of the goals set forth in clauses (i) or (ii) are achieved, then only 150,000 and 75,000 shares of restricted Common Stock will be awarded to Messrs. Kanders and Schiller, respectively, upon the change in control, which restricted stock grant shall vest immediately upon grant thereof. If such change in control occurs and neither of the goals set forth in clauses (i) or (ii) above are achieved, then the Board of Directors and the Compensation Committee may determine, in their sole discretion, to make the awards of shares of restricted common stock greater than 50% of the 300,000 and 150,000 share awards described above to Messrs. Kanders and Schiller, respectively, if certain criteria, as may be determined by the Board of Directors and the Compensation Committee in their sole discretion, are met including, without limitation, Armor Holdings’ share price increase, determined for the Change in Control Period and expressed as a percentage of Armor Holdings’ share price as of January 1, 2005, is equal to or greater than the increase in the Standard & Poor’s 500 Index for the Change in Control Period (expressed as a percentage of the Standard & Poor’s 500 Index as of January 1, 2005). In the event the awards are issuable by Armor Holdings, it may, in its discretion, determine to cash settle this award by paying to each of Messrs. Kanders and Schiller cash in an amount equal to the value of such shares on the date they would have been issuable. The awards discussed in this paragraph shall be granted pursuant to the terms and conditions of the 2005 Stock Incentive Plan or such other stock incentive plan as may be in effect from time to time, and shall be subject to the additional terms and conditions thereof and the further terms and conditions more fully set forth in a grant agreement between Armor Holdings and each of Messrs. Kanders and Schiller.

At its meeting held on March 25, 2005, the Committee also approved and recommended to the Board of Directors that (i) the vesting of certain executive stock options in the aggregate amount of 1,591,667 be accelerated as of March 25, 2005, subject to certain restrictions described below; and (ii) certain proposed annual grants of executive and director stock options in the aggregate amount of 1,557,500 be delivered on an accelerated basis as of March 25, 2005. After discussing the acceleration of the vesting schedule for certain stock options and the grant of future annual grants of stock options, the Board of Directors approved such acceleration because, at the time of the Board of Directors’ meeting, such acceleration provided non-cash expense savings to Armor Holdings if such vesting or grants otherwise occurred before July 1, 2005, the date on which Armor Holdings would have been required to expense the vesting of, and grants of, stock options quarterly through its income statement pursuant to FAS 123R. In connection with the acceleration of stock options discussed above, each employee of Armor Holdings that has the vesting schedule of stock options accelerated or receives an accelerated grant of stock options must execute a confidentiality, non-compete and lock-up agreement as a condition to such stock options being accelerated. The lock-up agreement will prohibit an employee from selling, transferring, hypothecating, granting a security interest in, pledging or otherwise disposing of the shares of our common stock underlying the stock options until such time as the vesting would have otherwise occurred. Based on the initial vesting schedules for the accelerated stock options, the lock-up restrictions for the optionees’ accelerated stock options will be in effect for a period between 2007 and 2013. In addition, the lock-up agreement will state that if an optionee’s employment is terminated for cause by Armor Holdings, or by the employee, prior to the expiration of a lock-up period, any existing lock-up periods will be automatically extended for an additional five years.

Of the accelerated annual grant of 1,557,500 executive and director stock options which was approved by the Board of Directors on March 25, 2005, 928,000 options have been granted under the 1999 Stock Incentive Plan and 2002 Stock Incentive Plan. Subsequent to its decision to accelerate the issuance of certain stock options and upon further review, the Board of Directors decided not to issue stock options to purchase in the aggregate 452,000 shares of common stock to Messrs. Kanders and Schiller. Under the 2005 Stock Incentive Plan, Armor Holdings awarded stock options to purchase 37,500 shares of common stock to each of its non-management directors under the 2005 Stock Incentive Plan subject to the grantee entering into a confidentiality, non-compete and lock-up agreement with the Company as described above.

On March 25, 2005, the Committee also approved and recommended to the Board of Directors the accelerated delivery to Messrs. Kanders and Schiller of 200,000 and 150,000 shares of a vested and deferred restricted stock award, respectively. The Board of Directors approved the accelerated delivery of the restricted common stock discussed above, and such shares were delivered on or about April 26, 2005 less a certain number of shares necessary to pay all applicable withholding taxes payable upon receipt of such shares. In exchange for accelerated delivery of the vested but deferred restricted common stock, which occurred on or about April 26, 2005, each of Messrs. Kanders and Schiller executed a lock-up agreement pursuant to which each of them agreed not to sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of such restricted common stock until such time as either (i) November 11, 2005 assuming he remains employed by Armor Holdings continuously through such date; or (ii) November 11, 2008 if he does not remain employed by Armor Holdings through November 11, 2005. Upon a change in control of the Company, any lock-up release period that is still in effect in respect of such shares upon the occurrence of such change in control shall terminate.

At a meeting of the Board of Directors held on April 21, 2005, the Board awarded Mr. O’Brien 25,000 Change in Control Shares (see footnote 3 above).

Compensation of the Chief Executive Officer

The Compensation Committee has the authority to set performance goals and certify the attainment of such goals with regard to compensation subject to section 162(m) of the IRC. The Compensation Committee, either alone or with the other independent members of our Board, has the authority to determine and approve Mr. Kanders' other compensation. The Committee followed the same philosophy and guidance principles described above in determining the compensation package for Mr. Kanders, our Chief Executive Officer.

As our Chief Executive Officer, during fiscal 2005, Mr. Kanders was compensated pursuant to an amended and restated employment agreement entered into as of January 1, 2005. Mr. Kanders’ base salary for fiscal 2005 was $1,000,000. Due to Mr. Kanders’ contributions to Armor Holdings and Armor Holdings’ performance under his leadership in fiscal 2005 based upon the Company exceeding the adjusted EBITDA targets previously established by the Committee and the Board, on January 25, 2005, we awarded Mr. Kanders a total cash bonus award of $3,300,000; of this amount, $2,475,000 has been paid and the remaining $825,000 has been deferred by the Company. The deferred cash bonus award is payable in three equal annual installments beginning on January 1, 2007, and unpaid amounts accrue interest annually at a fixed rate reset each year by the Company. In connection with Mr. Kanders’ employment with Armor Holdings, on January 3, 2005, we also granted to him options to purchase up to 150,000 shares of our common stock at an exercise price of $45.93, all of which are presently exercisable due to the Board of Directors’ accelerating such options on March 25, 2005. On March 25, 2005, the Board of Directors (i) granted to Mr. Kanders options to purchase up to 328,800 shares of common stock at an exercise price of $37.90 which were vested upon the grant thereof; and (ii) accelerated the vesting schedule of all unvested options owned by Mr. Kanders. As a condition to our accelerating the grant and vesting schedules of certain options, Mr. Kanders agreed to a lock-up restriction with respect to the shares underlying the accelerated options that restricts his ability to sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of such shares until the time at which they would have otherwise vested. In addition, pursuant to his employment agreement with us, we provided Mr. Kanders with a non-accountable supplemental expense reimbursement allowance equal to 7.5% of his base salary. For more information regarding Mr. Kanders' compensation, see the section labeled ‘‘Employment Agreements’’ set forth below.

In determining the compensation of our Chief Executive Officer, the Compensation Committee and the Board of Directors have applied our compensation policies set forth above. The Committee believes that Mr. Kanders’ compensation is appropriate given the Company’s strong performance in fiscal 2005. The criteria the Committee considered in determining Mr. Kanders’ compensation included the annual financial performance of the Company, the Company’s year-over-year profitable growth, the successful completion of acquisitions and capital financing transactions in fiscal 2005, stock price performance in fiscal 2005 and other individual considerations such as leadership, ethics and corporate governance, and compensation awarded to Chief Executive Officers at similarly-situated companies. The Committee considers Mr. Kanders’ level of compensation appropriate for his outstanding leadership of the Company during fiscal 2005.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the IRC generally disallows a tax deduction to public corporations for compensation other than performance-based compensation over $1,000,000 paid for any fiscal year to an individual who, on the last day of the taxable year, was (i) the Chief Executive Officer or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained herein. Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs’ material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. The Committee desires to maximize deductibility of compensation under Section 162(m) of the IRC to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders but which may not be tax deductible under Section 162(m) of the IRC.

MEMBERS OF THE COMPENSATION COMMITTEE

Nicholas Sokolow (Chairman)
Burtt R. Ehrlich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2005, none of the members of our Compensation Committee, (i) served as an officer or employee of Armor Holdings or its subsidiaries, (ii) was formerly an officer of Armor Holdings or its subsidiaries or (iii) entered into any transactions with Armor Holdings or its subsidiaries. During fiscal 2005, none of our executive officers (i) served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Armor Holdings.

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return (stock price appreciation plus reinvested dividends) of our common stock with the cumulative return (including reinvested dividends) of the Standard & Poor’s 600 SmallCap Index, the Russell 3000 Index and certain companies selected in good faith by management which, in management’s view, constitute a representative line-of-business comparison (the ‘‘Peer Group’’). Our returns for the period since May 2000 have been quoted on the New York Stock Exchange.

The companies comprising the Peer Group are Oshkosh Truck Corp., EDO Corporation, DRS Technologies, Inc., Goodrich Corporation and Alliant Techsystems Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2005 fiscal year were timely filed with the Commission and the New York Stock Exchange.

EMPLOYMENT AGREEMENTS

Warren B. Kanders

As of January 1, 2005, we entered into an amended and restated employment agreement with Warren B. Kanders which provides that he will serve as our Chief Executive Officer and Executive Chairman of our Board of Directors through December 31, 2007, subject to earlier termination as set forth in the employment agreement. Pursuant to the employment agreement, Mr. Kanders will receive a base salary in the amount of $1,000,000, which may be adjusted from time to time by our Compensation Committee. Mr. Kanders’ employment agreement also provides that Mr. Kanders will receive, in addition to any other bonuses awarded by the Compensation Committee, a minimum cash annual bonus of 100% of base salary so long as we achieve our adjusted EBITDA target as reflected in the annual budget for such year approved by our Board of Directors. At the sole discretion of the Compensation Committee and the Board of Directors, Mr. Kanders’ annual bonus may be increased based on performance to a target level of 200% of base salary; provided that nothing in the employment agreement shall limit the discretion of the Compensation Committee and the Board of Directors to further adjust the annual bonus based upon performance. Any annual bonus payable to Mr. Kanders shall be paid no later than 2 ½ months after the end of the fiscal year in question during the term of the employment agreement.

Pursuant to the terms of the employment agreement, Mr. Kanders (A) received a grant of options (the ‘‘Kanders Stock Option Awards’’) to purchase (i) 150,000 shares of our common stock at an exercise price of $45.93, all of which are fully vested and exercisable as of March 25, 2005; and the underlying shares of common stock shall be subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 3, 2006; 50,000 shares will be restricted from sale until January 3, 2007; and 50,000 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Kanders’ voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired as of the date of termination shall be extended for an additional five year period; and (ii) 328,800 shares of our common stock at an exercise price of $37.90, all of which are fully vested and exercisable as of March 25, 2005; and the underlying shares common stock shall be subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 1, 2007; 100,000 shares will be restricted from sale until January 1, 2008; 128,800 shares will be restricted from sale until January 1, 2009; and 50,000 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Kanders’ voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired as of the date of termination shall be extended for an additional five year period; (B) is entitled to receive as incentive compensation for each of calendar years 2005, 2006 and 2007 a stock bonus award of 25,000 shares of our common stock (the ‘‘Kanders First Tranche Stock Bonus Award’’) if our common stock price performance for each of such years exceeds the performance of the Standard & Poor’s 500 Index for applicable year on a percentage basis; and (C) is entitled to receive a stock bonus award of 300,000 shares of our common stock (the ‘‘Kanders Second Tranche Stock Bonus Award’’) if at any time between January 1, 2005 and December 31, 2007 both of the following shall occur (whether or not contemporaneously): (i) the EBITDA (as defined below) of Armor Holdings for a four-quarter period exceeds $304,817,000; and (ii) the per share closing price of our common stock on the New York Stock Exchange (or such other stock market or exchange as our common stock shall then be traded on) shall be at least $70.00 or more (as adjusted for stock splits, if any, after the date hereof) for a period of five consecutive trading days. In the event a change in control (as defined in Mr. Kanders’ employment agreement) occurs between January 1, 2005 and December 31, 2007, the shares subject to the Kanders Second Tranche Stock Bonus Award shall be issued so long as any one of the following is achieved: (i) the EBITDA of Armor Holdings for a four-quarter period occurring during the period beginning January 1, 2005 and ending as of the last day of the quarter on or immediately prior to the date of a change in control (the ‘‘Change in Control Period’’) exceeds $304,817,000; or (ii) the negotiated purchase price per share to be paid by an acquirer for common stock in connection with a change in control equals or exceeds $70.00; provided, that if a change in control occurs and neither of the goals set forth in clauses (i) or (ii) are achieved, then only 150,000 shares subject to the Kanders Second Tranche Stock Bonus Award will be issued upon the change in control, which shares will be fully vested immediately upon issuance thereof. If such change in control occurs and neither of the goals set forth in clauses (i) or (ii)

above are achieved, then the Board of Directors and the Compensation Committee may determine, in their sole discretion, to issue more than 50% of the 300,000 shares subject to the Kanders Second Tranche Stock Bonus Award described above to Mr. Kanders if certain criteria, as may be determined by the Board of Directors and the Compensation Committee in their sole discretion, are met including, without limitation, Armor Holdings’ share price increase, determined for the Change in Control Period and expressed as a percentage of Armor Holdings’ share price as of January 1, 2005, is greater than the increase in the Standard & Poor’s 500 Index for the Change in Control Period (expressed as a percentage of the Standard & Poor’s 500 Index as of January 1, 2005). In the event the Kanders First Tranche Stock Bonus Award or the Kanders Second Tranche Stock Bonus Award is issuable by Armor Holdings, it may, in its discretion, determine to cash settle the award by paying to Mr. Kanders cash in an amount equal to the value of such shares on the date they would have been issuable. Each of the Kanders Stock Option Awards, the Kanders First Tranche Stock Bonus Award and the Kanders Second Tranche Stock Bonus Award shall be granted pursuant to the terms and conditions of our 2002 Stock Incentive Plan, or such other stock incentive plan as may be in effect from time to time, and shall be subject to the additional terms and conditions thereof and the further terms and conditions more fully set forth in a grant agreement between Armor Holdings and Mr. Kanders. All shares issuable in connection with the Kanders First Tranche Stock Bonus Award and the Kanders Second Tranche Stock Bonus Award shall be issued no later than 2 ½ months after the end of the calendar year in which Mr. Kanders’ right to receive such shares vests. For purposes of this paragraph, ‘‘EBITDA’’ shall mean, for any period, for Armor Holdings and its subsidiaries, an amount equal to the sum of (without duplication) (a) Consolidated Net Income, (b) Consolidated Interest Expense, net, (c) the amount of taxes, based on or measured by income, used or included in determining such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) the amount of ‘‘integration and other charges’’ as listed on Armor Holdings’ consolidated income statement, (f) any adjustments due to a change in minority interests, (g) any items included in ‘‘other expenses, net’’ as listed on Armor Holdings’ consolidated income statement, and (h) any adjustments that appear on Armor Holdings’ computation of pro forma earnings in respect of the applicable Four-Quarter Period as publicly announced by Armor Holdings from time to time, all determined on a consolidated basis and except with respect to item (h) above, in accordance with generally accepted accounting principles applied on a consistent basis. For purposes hereof, ‘‘Four-Quarter Period’’ shall mean a period of four full consecutive fiscal quarters of Armor Holdings and its subsidiaries, taken together as one accounting period.

Mr. Kanders’ employment agreement also provides that, except as provided therein, he will not sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of any shares of capital stock of Armor Holdings, securities convertible into capital stock of Armor Holdings and the shares of capital stock of Armor Holdings underlying such convertible securities granted therein or that may be granted after the date thereof (collectively, the ‘‘Kanders Locked Shares’’) until the expiration of the lock-up restrictions contained therein or as otherwise contained in the grant agreements (which restrictions will be in effect between 2006 and 2010) with respect to such Kanders Locked Shares, and such restrictions on dispositions shall apply upon a termination of the employment agreement for cause; provided, however, that the restrictions with respect to such dispositions as set forth in this sentence shall not apply to Mr. Kanders in the event of a change in control of Armor Holdings or in the event of a termination of the employment agreement due to death, disability or without cause by Armor Holdings. In the event of a termination of the employment agreement by Armor Holdings for cause, or a termination of the employment agreement by Mr. Kanders, any existing lock-up restrictions still applicable on the date of termination to the Kanders Locked Shares shall be extended for a period of five years from the date such lock-up restriction is initially scheduled to terminate. Notwithstanding the foregoing, Mr. Kanders shall, to the extent permitted under applicable law, rule or regulation, be permitted to (i) transfer the Kanders Locked Shares to his immediate family members or trusts for the benefit of his immediate family members for estate planning purposes; provided that any such transferees shall be subject to the restrictions applicable to Mr. Kanders set forth therein; and (ii) in connection with any restricted stock award or Stock Bonus Awards, dispose of shares by having Armor Holdings withhold shares of common stock of Armor Holdings in order to satisfy Mr. Kanders’ tax obligations.

Upon the occurrence of a change in control, Mr. Kanders shall have the right to terminate his employment agreement; provided, however, that if requested to do so by Armor Holdings, Mr. Kanders shall provide consulting services to Armor Holdings for transition purposes for a period of six months following the effective date of such change in control and his termination of his employment agreement, and Armor Holdings shall pay consulting fees to Mr. Kanders for such six month period in an amount equal to the compensation he would have otherwise received under his employment agreement had it been in effect for such six month period. Upon the termination of his employment agreement by Mr. Kanders due to the occurrence of a change in control, Mr. Kanders shall be entitled to receive by wire transfer of immediately available funds, in one lump sum, immediately upon the consummation of the change in control, (A) three times the sum of (i) Mr. Kanders’ highest annual base salary, plus (ii) the annual bonus for such year, in each case since January 1, 2004; plus (B) five times the greatest annual amount of the full cost of maintaining his principal office in Stamford, Connecticut or such other location as Mr. Kanders may determine, including, without limitation, costs for rent, utilities, secretarial services, information services, transportation services and similar office-related expenses consistent with prior reimbursements to Mr. Kanders or an affiliate of Mr. Kanders, during the immediately previous three years (the ‘‘Office Expense Reimbursement’’). Upon the termination of Mr. Kanders’ employment agreement by Armor Holdings without cause (as defined in Mr. Kanders’ employment agreement), Mr. Kanders shall be entitled to receive by wire transfer of immediately available funds, in one lump sum, within 5 business days of termination by Armor Holdings without cause, three times Mr. Kanders’ highest annual base salary since January 1, 2004, plus the Office Expense Reimbursement. If Armor Holdings does not offer to renew his employment agreement on substantially similar terms upon the expiration of Mr. Kanders’ employment agreement, and provided that Mr. Kanders is no longer employed by Armor Holdings, Mr. Kanders shall be entitled to receive (i) one and one-half times Mr. Kanders’ highest annual base salary since January 1, 2004, which shall be payable in accordance with the normal payroll practices of Armor Holdings over a period of eighteen months, and shall be subject to withholding for applicable taxes and other amounts; provided, however, that such payments shall not commence until six months have elapsed from the effective date of such non-renewal; and provided, further, that the first payment that is payable after such six month period shall include all amounts that would have been payable during such six month period but were withheld due to the provisions hereof; and (ii) by wire transfer of immediately available funds, in one lump sum, within 5 business days of December 31, 2007, an amount equal to the Office Expense Reimbursement. For purposes of this Agreement, each payment referred to above shall be a ‘‘Kanders Termination Payment’’. Notwithstanding anything to the contrary set forth herein, in the event that Mr. Kanders has breached his confidentiality and non-competition obligations contained in the employment agreement, then Mr. Kanders shall immediately repay to Armor Holdings the full amount of the gross Kanders Termination Payment before taking into account any withholdings for applicable taxes and other amounts. For purposes of his employment agreement, a non-renewal of the employment agreement shall not be deemed to have occurred if Armor Holdings offers Mr. Kanders to renew his employment agreement upon the same terms and conditions set forth therein and Mr. Kanders rejects such offer.

Mr. Kanders’ employment agreement also provides that in the event that his employment agreement is terminated by Armor Holdings without cause prior to the expiration thereof or upon the occurrence of a change in control, except as set forth therein, all grants of our common stock granted to Mr. Kanders therein shall vest and become immediately exercisable and saleable and any lock-up provisions applicable thereto, or to any options granted to Mr. Kanders, shall terminate. In addition, in the event that Mr. Kanders’ employment agreement is terminated by Armor Holdings with cause prior to the expiration of the employment agreement, all unvested grants of our common stock granted to Mr. Kanders pursuant to the terms thereof or otherwise shall terminate and be null and void. Furthermore, if Mr. Kanders’ employment agreement is terminated by Mr. Kanders, other than due to a ‘‘change in control’’, all unvested grants of our common stock granted to Mr. Kanders shall terminate and be null and void.

During the term of his employment, Mr. Kanders shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Armor Holdings’ medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time, including, without limitation, any Supplemental Executive

Retirement Plan. Armor Holdings retains the right to terminate or alter any such plans or policies from time to time. Mr. Kanders shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Armor Holdings from time to time in effect for personnel with commensurate duties. Subject to the terms of his employment agreement, Mr. Kanders will be entitled to receive at no cost to him, (i) eighteen months of coverage for the medical benefits described above if Armor Holdings does not offer to renew his employment agreement upon expiration of thereof on substantially similar terms, and (ii) three years of coverage for the medical benefits described above if his employment agreement is terminated by Armor Holdings without cause or there occurs a change in control and he terminates the employment agreement; provided, however, that in each such case, such coverage need not be provided by Armor Holdings if Mr. Kanders is eligible for commensurate coverage for the medical and other fringe benefits described above through another employer. In the event of a termination of his employment agreement by Armor Holdings for death or disability, Mr. Kanders and/or his family, as applicable, shall be entitled to receive, at no cost to them, three years of medical and dental coverage that Mr. Kanders had at the time of such termination.

Mr. Kanders’ employment also provides that so long as Armor Holdings (or one of its subsidiaries) owns an interest in, or a right to use, a private jet aircraft, Mr. Kanders shall, for security purposes, use such aircraft for business purposes, and upon reasonable notice, and provided that such aircraft is not required at such times for business purposes, Armor Holdings will make available such aircraft to Mr. Kanders and his family for up to fifty flight hours per year for his and his family’s personal use, in each case at no cost to Mr. Kanders other than any applicable personal income taxes payable in connection therewith. Mr. Kanders’ employment agreement also provides him with a non-accountable supplemental expense reimbursement allowance equal to 7.5% of his base salary per year and any additional discretionary benefits (including, without limitation, a gross-up payment to the extent of any applicable excise taxes imposed by Section 4999 of the IRC and benefits provided by any Supplemental Executive Retirement Plan, if any, adopted by the Board of Directors of Armor Holdings) that the Board of Directors of Armor Holdings may grant in its sole and absolute discretion. Mr. Kanders’ employment agreement also contains certain confidentiality and non-competition provisions as well as other provisions that are customary for an executive employment agreement.

Robert R. Schiller

As of January 1, 2005, we entered into an employment agreement with Robert R. Schiller which provides that he will serve as our President and Chief Operating Officer through December 31, 2007, subject to earlier termination as set forth in the employment agreement. Pursuant to the employment agreement, Mr. Schiller will receive a base salary in the amount of $700,000, which may be adjusted from time to time by our Compensation Committee. Mr. Schiller’s employment agreement also provides that Mr. Schiller will receive, in addition to any other bonuses awarded by the Compensation Committee, a minimum cash annual bonus of 100% of base salary so long as we achieve our adjusted EBITDA target as reflected in the annual budget for such year approved by our Board of Directors. At the sole discretion of the Compensation Committee and the Board of Directors, Mr. Schiller’s annual bonus may be increased based on performance to a target level of 200% of base salary; provided that nothing in the employment agreement shall limit the discretion of the Compensation Committee and the Board of Directors to further adjust the annual bonus based upon performance. Any annual bonus payable to Mr. Schiller shall be paid no later than 2 ½ months after the end of the fiscal year in question during the term of the employment agreement.

Pursuant to the terms of the employment agreement, Mr. Schiller (A) received a grant of options (the ‘‘Schiller Stock Option Awards’’) to purchase (i) 100,000 shares of our common stock at an exercise price of $45.93, all of which are fully vested and exercisable as of March 25, 2005; and the underlying shares of common stock shall be subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 3, 2006; 33,333 shares will be restricted from sale until January 3, 2007; and 33,334 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Schiller’s voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired as of the date of termination shall be extended for an additional five year period; and (ii) 219,200 shares of our common stock at an exercise price of $37.90, all of which are fully vested and exercisable as of March 25, 2005; and the underlying shares of common stock shall be subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 1, 2007; 66,666 shares will be restricted from sale until January 1, 2008; 85,867 shares will be restricted from sale until January 1, 2009; and 33,334 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Schiller’s voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired as of the date of termination shall be extended for an additional five year period; (B) is entitled to receive as incentive compensation for each of calendar years 2005, 2006 and 2007 a stock bonus award of 15,000 shares of our common stock (the ‘‘Schiller First Tranche Stock Bonus Award’’) if our common stock price performance for each of such years exceeds the performance of the Standard & Poor’s 500 Index for applicable year on a percentage basis; and (C) is entitled to receive a stock bonus award of 150,000 shares of our common stock (the ‘‘Schiller Second Tranche Stock Bonus Award’’) if at any time between January 1, 2005 and December 31, 2007 both of the following shall occur (whether or not contemporaneously): (i) the EBITDA (as defined above in the description of Mr. Kanders’ employment agreement) of Armor Holdings for a consecutive four-quarter period exceeds $304,817,000; and (ii) the per share closing price of our common stock on the New York Stock Exchange (or such other stock market or exchange as our common stock shall then be traded on) shall be at least $70.00 or more (as adjusted for stock splits, if any, after the date hereof) for a period of five consecutive trading days. In the event a change in control (as defined in Mr. Schiller’s employment agreement) occurs between January 1, 2005 and December 31, 2007, the shares subject to the Schiller Second Tranche Stock Bonus Award shall be issued so long as any one of the following is achieved: (i) the EBITDA of Armor Holdings for a consecutive four-quarter period occurring during the Change in Control Period exceeds $304,817,000; or (ii) the negotiated purchase price per share to be paid by an acquirer for common stock in connection with a change in control equals or exceeds $70.00 or more; provided, that if a change in control occurs and neither of the goals set forth in clauses (i) or (ii) are achieved, then only 75,000 shares subject to the Schiller Second Tranche Stock Bonus Award will be issued upon the change in control, which shares will be fully vested immediately upon issuance thereof. If such change in control occurs and neither of the goals set forth in clauses (i) or (ii) above are achieved, then the Board of Directors and the Compensation Committee may determine, in their sole discretion, to issue more than 50% of the 150,000 shares subject to the Schiller Second Tranche Stock Bonus Award described above to Mr. Schiller if certain criteria, as may be determined by the Board of Directors and the Compensation Committee in their sole discretion, are met including, without limitation, Armor Holdings’ share price increase, determined for the Change in Control Period and expressed as a percentage of Armor Holdings’ share price as of January 1, 2005, is greater than the increase in the Standard & Poor’s 500 Index for the Change in Control Period (expressed as a percentage of the Standard & Poor’s 500 Index as of January 1, 2005). All shares issuable in connection with the Schiller First Tranche Stock Bonus Award and the Schiller Second Tranche Stock Bonus Award shall be issued no later than 2 ½ months after the end of the calendar year in which Mr. Schiller’s right to receive such shares vests. In the event the Schiller First Tranche Stock Bonus Award or the Schiller Second Tranche Stock Bonus Award is issuable by Armor Holdings, it may, in its discretion, determine to cash settle the award by paying to Mr. Schiller cash in an amount equal to the value of such shares on the date they would have been issuable. Each of the Schiller Stock Option Awards, the Schiller First Tranche Stock Bonus Award and the Schiller Second Tranche Stock Bonus Award shall be granted pursuant to the terms and conditions of our 2002 Stock Incentive Plan, or such other stock incentive plan as may be in effect from time to time, and shall be subject to the additional terms and conditions thereof and the further terms and conditions more fully set forth in a grant agreement between Armor Holdings and Mr. Schiller.

Mr. Schiller’s employment agreement also provides that, except as provided therein, he will not sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of any shares of capital stock of Armor Holdings, securities convertible into capital stock of Armor Holdings and the shares of capital stock of Armor Holdings underlying such convertible securities granted therein or that may be granted after the date thereof (collectively, the ‘‘Schiller Locked Shares’’) until the expiration of the lock-up restrictions contained therein or as otherwise contained in the grant agreements (which restrictions will be in effect between 2006 and 2010) with respect to such Schiller Locked Shares, and such restrictions on dispositions shall apply upon a termination of the employment agreement for cause;

provided, however, that the restrictions with respect to such dispositions as set forth in this sentence shall not apply to Mr. Schiller in the event of a change in control of Armor Holdings or in the event of a termination of the employment agreement due to death, disability or without cause by Armor Holdings. With respect to any shares of capital stock of Armor Holdings, securities convertible into capital stock of Armor Holdings and the shares of capital stock of Armor Holdings underlying such convertible securities that are owned by Mr. Schiller other than the Schiller Locked Shares, Mr. Schiller shall give to Armor Holdings’ Chairman of the Board five business days advance written notice of any intent to sell such securities. In the event of a termination of the employment agreement by Armor Holdings for cause, or a termination of the employment agreement by Mr. Schiller, any existing lock-up restrictions still applicable on the date of termination to the Schiller Locked Shares shall be extended for a period of five years from the date such lock-up restriction is initially scheduled to terminate. Notwithstanding the foregoing, Mr. Schiller shall, to the extent permitted under applicable law, rule or regulation, be permitted to (i) transfer the Schiller Locked Shares to his immediate family members or trusts for the benefit of his immediate family members for estate planning purposes; provided that any such transferees shall be subject to the restrictions applicable to Mr. Schiller set forth therein; and (ii) in connection with any restricted stock award or Stock Bonus Award, dispose of shares by having Armor Holdings withhold shares of common stock of Armor Holdings in order to satisfy Mr. Schiller’s tax obligations.

Upon the occurrence of a ‘‘change in control’’, Mr. Schiller shall have the right to terminate his employment agreement; provided, however, that if requested to do so by the Company, Mr. Schiller shall provide consulting services to Armor Holdings for transition purposes for a period of six months following the effective date of such change in control and his termination of his employment agreement, and Armor Holdings shall pay consulting fees to Mr. Schiller for such six month period in an amount equal to the compensation he would have otherwise received under his employment agreement had it been in effect for such six month period. Upon the termination of his employment agreement by Mr. Schiller due to the occurrence of a change in control, Mr. Schiller shall be entitled to receive by wire transfer of immediately available funds, in one lump sum, immediately upon the consummation of the change in control, three times the sum of (i) Mr. Schiller’s highest annual base salary, plus (ii) the annual bonus for such year, in each case since January 1, 2004. Upon the termination of Mr. Schiller’s employment agreement by Armor Holdings without cause (as defined in Mr. Schiller’s employment agreement), Mr. Schiller shall be entitled to receive by wire transfer of immediately available funds, in one lump sum, within 5 business days of termination by Armor Holdings without cause, three times Mr. Schiller’s highest annual base salary since January 1, 2004. If Armor Holdings does not offer to renew his employment agreement on substantially similar terms upon the expiration of Mr. Schiller’s employment agreement, and provided that Mr. Schiller is no longer employed by Armor Holdings, Mr. Schiller shall be entitled to receive (i) one and one-half times Mr. Schiller’s highest annual base salary since January 1, 2004, which shall be payable in accordance with the normal payroll practices of Armor Holdings over a period of eighteen months, and shall be subject to withholding for applicable taxes and other amounts; provided, however, that such payments shall not commence until six months have elapsed from the effective date of such non-renewal; and provided, further, that the first payment that is payable after such six month period shall include all amounts that would have been payable during such six month period but were withheld due to the provisions hereof. For purposes of this Agreement, each payment referred to above shall be a ‘‘Schiller Termination Payment’’. Notwithstanding anything to the contrary set forth herein, in the event that Mr. Schiller has breached his confidentiality and non-competition obligations contained in the employment agreement, then Mr. Schiller shall immediately repay to Armor Holdings the full amount of the gross Schiller Termination Payment before taking into account any withholdings for applicable taxes and other amounts. For purposes of his employment agreement, a non-renewal of the employment agreement shall not be deemed to have occurred if Armor Holdings offers Mr. Schiller to renew his employment agreement upon the same terms and conditions set forth therein and Mr. Schiller rejects such offer.

Mr. Schiller’s employment agreement also provides that in the event that Mr. Schiller’s employment agreement is terminated by Armor Holdings without cause prior to the expiration thereof or upon the occurrence of a change in control, all grants of our common stock granted to Mr. Schiller therein shall vest and become immediately exercisable and saleable and any lock-up provisions applicable thereto, or to any options granted to Mr. Schiller, shall terminate. In addition, in the event that Mr. Schiller’s employment agreement is terminated by Armor Holdings with cause prior to the expiration of the employment agreement, all unvested grants of our common stock granted to Mr. Schiller pursuant to the terms thereof or otherwise shall terminate and be null and void. Furthermore, if Mr. Schiller’s employment agreement is terminated by Mr. Schiller, other than due to a change in control, all unvested grants of common stock granted to Mr. Schiller shall terminate and be null and void.

During the term of his employment, Mr. Schiller shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Armor Holdings’ medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time, including, without limitation, any Supplemental Executive Retirement Plan. Armor Holdings retains the right to terminate or alter any such plans or policies from time to time. Mr. Schiller shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Armor Holdings from time to time in effect for personnel with commensurate duties. Subject to the terms of his employment agreement, Mr. Schiller will be entitled to receive at no cost to him, (i) eighteen months of coverage for the medical benefits described above if Armor Holdings does not offer to renew his employment agreement upon expiration of thereof on substantially similar terms, and (ii) three years of coverage for the medical benefits described above if his employment agreement is terminated by Armor Holdings without cause or there occurs a change in control and he terminates the employment agreement; provided, however, that in each such case, such coverage need not be provided by Armor Holdings if Mr. Schiller is eligible for commensurate coverage for the medical and other fringe benefits described above through another employer. In the event of a termination of his employment agreement by Armor Holdings for death or disability, Mr. Schiller and/or his family, as applicable, shall be entitled to receive, at no cost to them, three years of medical and dental coverage that Mr. Schiller had at the time of such termination.

Mr. Schiller’s employment also provides that so long as Armor Holdings (or one of its subsidiaries) owns an interest in, or a right to use, a private jet aircraft, Mr. Schiller shall, for security purposes, use such aircraft for business purposes, and upon reasonable notice, and provided that such aircraft is not required at such times for business purposes, Armor Holdings will make available such aircraft to Mr. Schiller and his family for up to fifty flight hours per year for his and his family’s personal use, at no cost to Mr. Schiller other than any applicable personal income taxes payable in connection therewith. Mr. Schiller’s employment agreement also provides him with a non-accountable supplemental expense reimbursement allowance equal to 7.5% of his base salary per year and any additional discretionary benefits (including, without limitation, a gross-up payment to the extent of any applicable excise taxes imposed by Section 4999 of the IRC and benefits provided by any Supplemental Executive Retirement Plan, if any, adopted by the Board of Directors of Armor Holdings) that the Board of Directors of Armor Holdings may grant in its sole and absolute discretion. Mr. Schiller has also agreed to certain confidentiality and non-competition provisions. Mr. Schiller’s employment agreement also contains other provisions that are customary for an executive employment agreement.

Glenn J. Heiar

As of May 20, 2005, we entered into an employment agreement with Glenn J. Heiar which provides that he will serve as our Chief Financial Officer for a three year term that will expire on May 20, 2008, subject to earlier termination as set forth in the employment agreement. The employment agreement provides for a base salary of $325,000. The Compensation Committee and the Board of Directors shall review Mr. Heiar’s base salary annually and, based on a number of factors, including, without limitation, Armor Holdings’ performance and Mr. Heiar’s performance, may in their sole and absolute discretion, increase Mr. Heiar’s base salary.

Upon the occurrence of a ‘‘change in control’’ (as defined in Mr. Heiar’s employment agreement), Mr. Heiar shall have the right to terminate his employment agreement. Upon (i) the termination of the employment agreement by Armor Holdings without cause, or (ii) if Armor Holdings does not offer to renew the employment agreement upon expiration thereof on substantially similar terms, and provided that Mr. Heiar is no longer employed by Armor Holdings, then in either such case, Mr. Heiar shall be entitled to receive a severance payment from Armor Holdings equal to one year’s base salary, which shall be payable over a period of one year in accordance with the normal payroll practices of Armor Holdings and shall be subject to withholding for applicable taxes and other amounts; provided, however, that if any of such payments would be payable 2 ½ months after the beginning of the next calendar year after such termination or non-renewal, such payments shall not commence until six months have elapsed from the effective date of such termination without cause or non-renewal; and provided, further, that the first payment that is payable after such six month period shall include all amounts that would have been payable during such six month period but were withheld due to the provisions hereof. For purposes of this Agreement, the payment referred to above shall be a ‘‘Heiar Termination Payment’’. Notwithstanding anything to the contrary set forth herein, in the event that Mr. Heiar has breached his confidentiality and non-competition obligations contained in the employment agreement, then Mr. Heiar shall immediately repay to Armor Holdings the full amount of the gross Heiar Termination Payment before taking into account any withholdings for applicable taxes and other amounts. For purposes of his employment agreement, a non-renewal of the employment agreement shall not be deemed to have occurred if Armor Holdings offers Mr. Heiar to renew his employment agreement upon the same terms and conditions set forth therein and Mr. Heiar rejects such offer.

Pursuant to the terms of the employment agreement, Mr. Heiar is entitled to receive (A) options to purchase up to an aggregate of 25,000 shares of our common stock, at an exercise price of $44.76 per share, all of which are fully vested and exercisable as of February 10, 2005 (the ‘‘Heiar Grant Date’’); and the underlying shares of our common stock shall be subject to lock-up restrictions as follows: (1) 100% of the underlying shares for 24 months following the Heiar Grant Date, (2) 75% of the underlying shares for 36 months following the Heiar Grant Date, (3) 50% of the underlying shares for 48 months following the Heiar Grant Date, and (4) 25% of the underlying shares for 60 months following the Heiar Grant Date; in addition, upon Mr. Heiar’s voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (B) a stock bonus award of 25,000 shares of our common stock, all of which will vest upon the occurrence of a change in control, and the Company may, in its discretion, determine to cash settle this award by paying to Mr. Heiar cash in an amount equal to the value of such shares on the closing date of the occurrence of such change in control; (C) options to purchase up to an aggregate of 75,000 shares of our common stock, at an exercise price of $37.90 per share, all of which are fully vested and exercisable as of March 25, 2005; and the underlying shares of our common stock shall be subject to lock-up restrictions, and shall be released from such lock-up restrictions as follows: (1) 6,250 shares released on January 1, 2008, (2) 12,500 shares released on January 1, 2009, (3) 18,750 shares released on January 1, 2010, (4) 18,750 shares released on January 1, 2011, (5) 12,500 shares released on January 1, 2012 and (6) 6,250 shares released on January 1, 2013; in addition, upon Mr. Heiar’s voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; and (D) as incentive compensation for each of calendar years 2005, 2006 and 2007 a stock bonus award of 5,000 shares of our common stock if Armor Holdings’ common stock price performance for each of such years exceeds the performance of the Standard & Poor’s 500 Index for applicable year on a percentage basis; and if such shares are issued, they will be issued no later than 2 ½ months after the end of the applicable calendar year and will be fully vested immediately upon issuance thereof; provided, however, Armor Holdings may, in its discretion, determine to cash settle this award by paying to Mr. Heiar cash in an amount equal to the value of such shares on the date they would have been issuable.

Mr. Heiar’s employment agreement also provides him with a non-accountable supplemental expense reimbursement allowance of $15,000 per year. Mr. Heiar has also agreed to certain confidentiality and non-competition provisions. Mr. Heiar’s employment agreement also contains other provisions that are customary for an executive employment agreement.

In addition, Mr. Heiar’s employment agreement provides that he will not sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of until May 20, 2008 any of the shares of our common stock underlying the options to purchase 100,000 shares of our common stock at an exercise of $37.90 per share (the ‘‘Heiar Newly Granted Stock Options’’) and the options to purchase 80,000 shares of our common stock at an exercise price of $28.46 (the ‘‘Heiar Accelerated Stock Options’’), and such restriction on dispositions shall apply upon a termination of the employment agreement for cause; provided, however, that the restriction with respect to such dispositions as set forth in this sentence shall not apply to Mr. Heiar in the event of a change in control of Armor Holdings or in the event of a termination of the employment agreement for death, disability or without cause by Armor Holdings; and provided, further, that options to purchase 60,000 shares of common stock, granted to Mr. Heiar on March 10, 2004, shall be released from any restrictions set forth in this sentence on March 10, 2007. With respect to any shares of common stock issuable to Mr. Heiar upon the exercise of previously granted options or any shares of common stock owned by Mr. Heiar other than those shares underlying the Heiar Newly Granted Stock Options and the Heiar Accelerated Stock Options, Mr. Heiar shall give the Chairman of the Board and President five business days advance written notice of any intent to sell such common stock. In addition, in the event of a termination of the employment agreement by Armor Holdings for cause, or a termination of the employment agreement by Mr. Heiar other than due to a change in control, any existing lock-up restrictions still applicable on the date of termination to any shares of our common stock underlying the Heiar Newly Granted Stock Options and the shares of our common stock underlying the Heiar Accelerated Stock Options shall be extended for a period of five years from the date such lock-up restriction is initially scheduled to terminate.

In addition, upon the occurrence of a change in control, all stock bonus awards of Armor Holdings granted to Mr. Heiar shall vest and become immediately exercisable and saleable, and any lock-up restrictions applicable to any stock bonus awards or options awarded to Mr. Heiar shall terminate, on the effective date of such change in control. In the event that the employment agreement is terminated by Armor Holdings with cause prior to the expiration of the term of the employment agreement, all unvested awards of restricted common stock granted to Mr. Heiar shall terminate. In the event that the employment agreement is terminated by Armor Holdings without cause prior to the expiration of the term of the employment agreement, all unvested stock bonus awards granted to Mr. Heiar in respect of a change in control shall terminate except for the stock bonus awards granted to Mr. Heiar as bonus compensation (the ‘‘Heiar Bonus Stock’’); provided, that (i) the vesting schedule for the Heiar Bonus Stock shall not be modified; and (ii) in the event Mr. Heiar breaches any of such obligations, Armor Holdings shall be permitted to offset from any unvested Heiar Bonus Stock an amount equal to the damages incurred by Armor Holdings due to Mr. Heiar’s breach(es) of such obligations. In the event that the employment agreement is terminated by Mr. Heiar, other than due to a change in control, all vested options for the purchase of our common stock and stock bonus awards of Armor Holdings granted to Mr. Heiar shall remain subject to the lock-up restrictions contained in the employment agreement or any other lock-up agreements, as applicable, and the unvested portion of such stock bonus awards shall terminate.

During the term of his employment, Mr. Heiar shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Armor Holdings’ medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time, including, without limitation, any Supplemental Executive Retirement Plan. Armor Holdings retains the right to terminate or alter any such plans or policies from time to time. Mr. Heiar shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Armor Holdings from time to time in effect for personnel with commensurate duties. Subject to the terms of his employment agreement, Mr. Heiar will be entitled to receive at no cost to him, (i) one year of coverage for the medical benefits described above if Armor Holdings terminates the employment agreement due to the death or disability of Mr. Heiar, or if Armor Holdings does not offer to renew Mr. Heiar’s employment agreement upon expiration of thereof on substantially similar terms and provided that Mr. Heiar is no longer employed by Armor Holdings, and (ii) one year of coverage for the medical benefits described above if his employment agreement is terminated by Armor Holdings without cause or there occurs a change in control and he terminates the employment agreement; provided, however, that in each such case, such coverage need not be provided by Armor Holdings if Mr. Heiar is eligible for commensurate coverage for the medical and other fringe benefits described above through another employer.

Robert F. Mecredy

As of May 20, 2005, we entered into an employment agreement with Robert F. Mecredy which provides that he will serve as the President of our Aerospace & Defense Group for a three year term that will expire on May 20, 2008, subject to earlier termination as set forth in the employment agreement. The employment agreement provides for a base salary of $400,000. The Compensation Committee and the Board of Directors shall review Mr. Mecredy’s base salary annually and, based on a number of factors, including, without limitation, Armor Holdings’ performance and Mr. Mecredy’s performance, may in their sole and absolute discretion, increase Mr. Mecredy’s base salary.

Upon the occurrence of a ‘‘change in control’’ (as defined in Mr. Mecredy’s employment agreement), Mr. Mecredy shall have the right to terminate his employment agreement. Upon (i) the termination of the employment agreement by Armor Holdings without cause, or (ii) if Armor Holdings does not offer to renew the employment agreement upon expiration thereof on substantially similar terms, and provided that Mr. Mecredy is no longer employed by Armor Holdings, then in either such case, Mr. Mecredy shall be entitled to receive a severance payment from Armor Holdings equal to one year’s base salary, which shall be payable over a period of one year in accordance with the normal payroll practices of Armor Holdings and shall be subject to withholding for applicable taxes and other amounts; provided, however, that if any of such payments would be payable 2 ½ months after the beginning of the next calendar year after such termination or non-renewal, such payments shall not commence until six months have elapsed from the effective date of such termination without cause or non-renewal; and provided, further, that the first payment that is payable after such six month period shall include all amounts that would have been payable during such six month period but were withheld due to the provisions hereof. For purposes of this Agreement, the payment referred to above shall be a ‘‘Mecredy Termination Payment’’. Notwithstanding anything to the contrary set forth herein, in the event that Mr. Mecredy has breached his confidentiality and non-competition obligations contained in the employment agreement, then Mr. Mecredy shall immediately repay to Armor Holdings the full amount of the gross Mecredy Termination Payment before taking into account any withholdings for applicable taxes and other amounts. For purposes of his employment agreement, a non-renewal of the employment agreement shall not be deemed to have occurred if Armor Holdings offers Mr. Mecredy to renew his employment agreement upon the same terms and conditions set forth therein and Mr. Mecredy rejects such offer.

Pursuant to the terms of the employment agreement, Mr. Mecredy is entitled to receive (A) options to purchase up to an aggregate of 75,000 shares of our common stock, at an exercise price of $44.76 per share, all of which are fully vested and exercisable as of February 10, 2005 (the ‘‘Mecredy Grant Date’’); and the underlying shares of our common stock shall be subject to lock-up restrictions as follows: (1) 100% of the underlying shares for 24 months following the Mecredy Grant Date, (2) 75% of the underlying shares for 36 months following the Mecredy Grant Date, (3) 50% of the underlying shares for 48 months following the Mecredy Grant Date, and (4) 25% of the underlying shares for 60 months following the Mecredy Grant Date; (B) 25,000 shares of restricted stock, all of which will vest upon the occurrence of a change in control, and the Company may, in its discretion, determine to cash settle this award by paying to Mr. Mecredy cash in an amount equal to the value of such shares on the closing date of the occurrence of such change in control; (C) options to purchase up to an aggregate of 75,000 shares of our common stock, at an exercise price of $37.90 per share, all of which are fully vested and exercisable as of March 25, 2005, and the underlying shares of our common stock shall be subject to lock-up restrictions, and shall be released from such lock-up restrictions as follows: (1) 6,250 shares released on January 1, 2008, (2) 12,500 shares released on January 1, 2009, (3) 18,750 shares released on January 1, 2010, (4) 18,750 shares released on January 1, 2011, (5) 12,500 shares released on January 1, 2012 and (6) 6,250 shares released on January 1, 2013; and (D) as incentive compensation for each of calendar years 2005, 2006 and 2007 a restricted stock grant of 2,500 shares of our common stock if Armor Holdings’ common stock price performance for each of such years exceeds the performance of the Standard & Poor’s 500 Index for applicable year on a percentage basis; and if such shares are issued, they will be issued no later than 2 ½ months after the end of the applicable calendar year and will be fully vested immediately upon issuance thereof; provided, however, Armor Holdings may, in its discretion, determine to cash settle this award by paying to Mr. Mecredy cash in an amount equal to the value of such shares on the date they would have been issuable.

Mr. Mecredy’s employment agreement also provides him with a non-accountable supplemental expense reimbursement allowance of $15,000 per year. Mr. Mecredy has also agreed to certain confidentiality and non-competition provisions. Mr. Mecredy’s employment agreement also contains other provisions that are customary for an executive employment agreement.

In addition, Mr. Mecredy’s employment agreement provides that he will not sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of until May 20, 2008 any of the shares of our common stock underlying the options to purchase (i) 75,000 shares of our common stock at an exercise of $44.76 per share; and (ii) 75,000 shares of our common stock at an exercise of $37.90 per share (collectively, the ‘‘Mecredy Newly Granted Stock Options’’); and the options to purchase 66,666 shares of our common stock at an exercise price of $28.46 (the ‘‘Mecredy Accelerated Stock Options’’), and such restriction on dispositions shall apply upon a termination of the employment agreement for cause; provided, however, that the restriction with respect to such dispositions as set forth in this sentence shall not apply to Mr. Mecredy in the event of a ‘‘change in control’’ of Armor Holdings or in the event of a termination of the employment agreement for death, disability or without cause by Armor Holdings; and provided, further, that options to purchase 100,000 shares of common stock, granted to Mr. Mecredy on October 8, 2003, shall be released from any restrictions set forth in this sentence on October 8, 2006. With respect to any shares of common stock issuable to Mr. Mecredy upon the exercise of previously granted options or any shares of common stock owned by Mr. Mecredy other than those shares underlying the Mecredy Newly Granted Stock Options and the Mecredy Accelerated Stock Options, Mr. Mecredy shall give the Chairman of the Board and President five business days advance written notice of any intent to sell such common stock. In addition, in the event of a termination of the employment agreement by Armor Holdings for cause, or a termination of the employment agreement by Mr. Mecredy other than due to a change in control, any existing lock-up restrictions still applicable on the date of termination to any shares of our common stock underlying the Mecredy Newly Granted Stock Options and the shares of our common stock underlying the Mecredy Accelerated Stock Options shall be extended for a period of five years from the date such lock-up restriction is initially scheduled to terminate.

In addition, upon the occurrence of a change in control, all stock bonus awards of Armor Holdings granted to Mr. Mecredy shall vest and become immediately exercisable and saleable, and any lock-up restrictions applicable to any stock bonus awards or options awarded to Mr. Mecredy shall terminate, on the effective date of such change in control. In the event that the employment agreement is terminated by Armor Holdings with cause prior to the expiration of the term of the employment agreement, all unvested stock bonus awards granted to Mr. Mecredy shall terminate. In the event that the employment agreement is terminated by Armor Holdings without cause prior to the expiration of the term of the employment agreement, all unvested stock bonus awards stock granted to Mr. Mecredy in respect of a change in control shall terminate except for the stock bonus awards granted to Mr. Mecredy as bonus compensation (the ‘‘Mecredy Bonus Stock’’); provided, that (i) the vesting schedule for the Mecredy Bonus Stock shall not be modified; and (ii) in the event Mr. Mecredy breaches any of such obligations, Armor Holdings shall be permitted to offset from any unvested Mecredy Bonus Stock an amount equal to the damages incurred by Armor Holdings due to Mr. Mecredy’s breach(es) of such obligations. In the event that the employment agreement is terminated by Mr. Mecredy, other than due to a change in control, all vested options for the purchase of our common stock and stock bonus awards of Armor Holdings granted to Mr. Mecredy shall remain subject to the lock-up restrictions contained in the employment agreement or any other lock-up agreements, as applicable, and the unvested portion of such stock bonus awards shall terminate.

During the term of his employment, Mr. Mecredy shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Armor Holdings’ medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time, including, without limitation, any Supplemental Executive Retirement Plan. Armor Holdings retains the right to terminate or alter any such plans or policies from time to time. Mr. Mecredy shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Armor Holdings from time to time in effect for personnel with commensurate duties. Subject to the terms of his employment agreement, Mr. Mecredy will be entitled to receive at no cost to him, (i) one year of coverage for the medical benefits described above if Armor Holdings terminates the employment agreement due to the death or disability of Mr. Mecredy, or if Armor Holdings does not offer to renew Mr. Mecredy’s employment agreement upon expiration of thereof on substantially similar terms and provided that Mr. Mecredy is no longer employed by Armor Holdings, and (ii) one year of coverage for the medical benefits described above if his employment agreement is terminated by Armor Holdings without cause or there occurs a change in control and he terminates the employment agreement; provided, however, that in each such case, such coverage need not be provided by Armor Holdings if Mr. Mecredy is eligible for commensurate coverage for the medical and other fringe benefits described above through another employer.

Scott T. O’Brien

As of May 20, 2005, we entered into an employment agreement with Scott T. O’Brien which provides that he will serve as the President of our Products Group for a three year term that will expire on May 20, 2008, subject to earlier termination as set forth in the employment agreement. The employment agreement provides for a base salary of $350,000. The Compensation Committee and the Board of Directors shall review Mr. O’Brien’s base salary annually and, based on a number of factors, including, without limitation, Armor Holdings’ performance and Mr. O’Brien’s performance, may in their sole and absolute discretion, increase Mr. O’Brien’s base salary.

Upon the occurrence of a ‘‘change in control’’ (as defined in Mr. O’Brien’s employment agreement), Mr. O’Brien shall have the right to terminate his employment agreement. Upon (i) the termination of the employment agreement by Armor Holdings without cause, or (ii) if Armor Holdings does not offer to renew the employment agreement upon expiration thereof on substantially similar terms, and provided that Mr. O’Brien is no longer employed by Armor Holdings, then in either such case, Mr. O’Brien shall be entitled to receive a severance payment from Armor Holdings equal to one year’s base salary, which shall be payable over a period of one year in accordance with the normal payroll practices of Armor Holdings and shall be subject to withholding for applicable taxes and other amounts; provided, however, that if any of such payments would be payable 2 ½ months after the beginning of the next calendar year after such termination or non-renewal, such payments shall not commence until six months have elapsed from the effective date of such termination without cause or non-renewal; and provided, further, that the first payment that is payable after such six month period shall include all amounts that would have been payable during such six month period but were withheld due to the provisions hereof. For purposes of this Agreement, the payment referred to above shall be a ‘‘O’Brien Termination Payment’’. Notwithstanding anything to the contrary set forth herein, in the event that Mr. O’Brien has breached his confidentiality obligations contained in the employment agreement, then Mr. O’Brien shall immediately repay to Armor Holdings the full amount of the gross O’Brien Termination Payment before taking into account any withholdings for applicable taxes and other amounts. For purposes of his employment agreement, a non-renewal of the employment agreement shall not be deemed to have occurred if Armor Holdings offers Mr. O’Brien to renew his employment agreement upon the same terms and conditions set forth therein and Mr. O’Brien rejects such offer.

Pursuant to the terms of the employment agreement, Mr. O’Brien is entitled to receive (A) options to purchase up to an aggregate of 15,000 shares of our common stock, at an exercise price of $44.76 per share, all of which are fully vested and exercisable as of February 10, 2005 (the ‘‘First O’Brien Grant Date’’); and the underlying shares of our common stock shall be subject to lock-up restrictions as follows: (1) 100% of the underlying shares for 24 months following the First O’Brien Grant Date, (2) 75% of the underlying shares for 36 months following the First O’Brien Grant Date, (3) 50% of the underlying shares for 48 months following the First O’Brien Grant Date, and (4) 25% of the underlying shares for 60 months following the First O’Brien Grant Date; in addition, upon Mr. O’Brien’s voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (B) options to purchase up to an aggregate of 10,000 shares of our common stock, at an exercise price of $37.90 per share, all of which are fully vested and exercisable as of March 25, 2005 (the ‘‘Second O’Brien Grant Date’’); and the underlying shares of our common stock shall be subject to lock-up restrictions as follows: (1) 100% of the underlying shares for 24 months following the Second O’Brien Grant Date, (2) 75% of the underlying shares for 36 months following the Second O’Brien Grant Date, (3) 50% of the underlying shares for 48 months following the Second O’Brien Grant Date, and (4) 25% of the underlying shares for 60 months following the Second O’Brien Grant Date; in addition, upon Mr. O’Brien’s voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (C) a stock bonus award of 25,000 shares of our common stock, all of which will vest upon the occurrence of a change in control, and the Company may, in its discretion, determine to cash settle this award by paying to Mr. O’Brien cash in an amount equal to the value of such shares on the closing date of the occurrence of such change in control; (D) options to purchase up to an aggregate of 75,000 shares of our common stock, at an exercise price of $37.90 per share, all of which are fully vested and exercisable as of March 25, 2005; and the underlying shares of our common stock shall be subject to lock-up restrictions, and shall be released from such lock-up restrictions as follows: (1) 6,250 shares released on January 1, 2008, (2) 12,500 shares released on January 1, 2009, (3) 18,750 shares released on January 1, 2010, (4) 18,750 shares released on January 1, 2011, (5) 12,500 shares released on January 1, 2012 and (6) 6,250 shares released on January 1, 2013; in addition, upon Mr. O’Brien’s voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; and (E) as incentive compensation for each of calendar years 2005, 2006 and 2007 a stock bonus award of 2,500 shares of our common stock if Armor Holdings’ common stock price performance for each of such years exceeds the performance of the Standard & Poor’s 500 Index for applicable year on a percentage basis; and if such shares are issued, they will be issued no later than 2 ½ months after the end of the applicable calendar year and will be fully vested immediately upon issuance thereof; provided, however, Armor Holdings may, in its discretion, determine to cash settle this award by paying to Mr. O’Brien cash in an amount equal to the value of such shares on the date they would have been issuable.

Mr. O’Brien’s employment agreement also provides him with a non-accountable supplemental expense reimbursement allowance of $30,000 per year. Mr. O’Brien has also agreed to certain confidentiality provisions under his employment agreement and separately, as of May 20, 2005, Mr. O’Brien entered into a Non-Competition Agreement with the Company. Mr. O’Brien employment agreement also contains other provisions that are customary for an executive employment agreement.

In addition, Mr. O’Brien’s employment agreement provides that he will not sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of until May 20, 2008 any of the shares of our common stock underlying the options to purchase 85,000 shares of our common stock at an exercise of $37.90 per share and 15,000 shares of our common stock at an exercise of $44.76 per share (together, the ‘‘O’Brien Newly Granted Stock Options’’) and the options to purchase 50,000 shares of our common stock at an exercise price of $36.05 (the ‘‘O’Brien Accelerated Stock Options’’), and such restriction on dispositions shall apply upon a termination of the employment agreement for cause; provided, however, that the restriction with respect to such dispositions as set forth in this sentence shall not apply to Mr. O’Brien in the event of a change in control of Armor Holdings or in the event of a termination of the employment agreement for death, disability or without cause by Armor Holdings. With respect to any shares of common stock issuable to Mr. O’Brien upon the exercise of previously granted options or any shares of common stock owned by Mr. O’Brien other than those shares underlying the O’Brien Newly Granted Stock Options and the O’Brien Accelerated Stock Options, Mr. O’Brien shall give the Chairman of the Board and President five business days advance written notice of any intent to sell such common stock. In addition, in the event of a termination of the employment agreement by Armor Holdings for cause, or a termination of the employment agreement by Mr. O’Brien other than due to a change in control, any existing lock-up restrictions still applicable on the date of termination to any shares of our common stock underlying the O’Brien Newly Granted Stock Options and the shares of our common stock underlying the O’Brien Accelerated Stock Options shall be extended for a period of five years from the date such lock-up restriction is initially scheduled to terminate.

In addition, upon the occurrence of a change in control, all stock bonus awards of Armor Holdings granted to Mr. O’Brien r shall vest and become immediately exercisable and saleable, and any lock-up restrictions applicable to any stock bonus awards or options awarded to Mr. O’Brien shall terminate, on the effective date of such change in control. In the event that the employment agreement is terminated by Armor Holdings with cause prior to the expiration of the term of the employment agreement, all unvested awards of restricted common stock granted to Mr. O’Brien shall terminate. In the event that the employment agreement is terminated by Armor Holdings without cause prior to the expiration of the term of the employment agreement, all unvested stock bonus awards granted to Mr. O’Brien in respect of a change in control shall terminate except for the stock bonus awards granted to Mr. O’Brien as bonus compensation (the ‘‘O’Brien Bonus Stock’’); provided, that (i) the vesting schedule for the O’Brien Bonus Stock shall not be modified; and (ii) in the event Mr. O’Brien breaches his confidentiality obligations under the employment agreement, Armor Holdings shall be permitted to offset from any unvested O’Brien Bonus Stock an amount equal to the damages incurred by Armor Holdings due to Mr. O’Brien’s breach(es) of such obligations. In the event that the employment agreement is terminated by Mr. O’Brien, other than due to a change in control, all vested options for the purchase of our common stock and stock bonus awards of Armor Holdings granted to Mr. O’Brien shall remain subject to the lock-up restrictions contained in the employment agreement or any other lock-up agreements, as applicable, and the unvested portion of such stock bonus awards shall terminate.

During the term of his employment, Mr. O’Brien shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Armor Holdings’ medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time, including, without limitation, any Supplemental Executive Retirement Plan. Armor Holdings retains the right to terminate or alter any such plans or policies from time to time. Mr. O’Brien r shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Armor Holdings from time to time in effect for personnel with commensurate duties. Subject to the terms of his employment agreement, Mr. O’Brien will be entitled to receive at no cost to him, (i) one year of coverage for the medical benefits described above if Armor Holdings terminates the employment agreement due to the death or disability of Mr. O’Brien, or if Armor Holdings does not offer to renew Mr. O’Brien’s employment agreement upon expiration of thereof on substantially similar terms and provided that Mr. O’Brien is no longer employed by Armor Holdings, and (ii) one year of coverage for the medical benefits described above if his employment agreement is terminated by Armor Holdings without cause or there occurs a change in control and he terminates the employment agreement; provided, however, that in each such case, such coverage need not be provided by Armor Holdings if Mr. O’Brien is eligible for commensurate coverage for the medical and other fringe benefits described above through another employer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective as of January 1, 2003, we entered into a Transportation Services Agreement with Kanders Aviation, LLC, an entity controlled by Mr. Kanders. Pursuant to the terms of the Transportation Services Agreement and upon our request, Kanders Aviation may, in its sole discretion, provide us with air transportation services via certain aircraft. We intend to use the air transportation services provided by Kanders Aviation, LLC only to the extent we require air transportation services and our other aircraft are otherwise being utilized by us. The Transportation Services Agreement will remain in effect indefinitely until terminated by written notice by either party thereto to the other party thereto. During the term of the Transportation Services Agreement, we will reimburse Kanders Aviation in an amount equal to the fair market value of the air transportation services provided by Kanders Aviation to us and any additional expenses incurred by Kanders Aviation in connection with such air transportation services. During fiscal 2005, Kanders Aviation, LLC did not provide us with any services.

We also agreed to reimburse Kanders & Co., a corporation controlled by our Chairman of the Board and Chief Executive Officer, for the full cost of maintaining his principal office in Stamford, Connecticut or such other location as Mr. Kanders may determine, including, without limitation, costs for rent, utilities, secretarial services, information services, transportation services and similar office-related expenses (‘‘Office Reimbursement Expenses’’) consistent with prior reimbursements to Kanders & Co. During fiscal 2005, we reimbursed Kanders & Co. for Office Reimbursement Expenses in the aggregate amount of $259,000.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP has audited our financial statements for the fiscal year ended December 31, 2005. The Board of Directors and the Audit Committee desire to continue the services of PricewaterhouseCoopers LLP for the current fiscal year ending December 31, 2006. Accordingly, the Board of Directors recommends that the stockholders ratify the appointment by the Board of Directors of the firm of PricewaterhouseCoopers LLP to audit our financial statements for the fiscal year ending December 31, 2006. Representatives of that firm are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the event the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K and the amendment thereto for the fiscal year ended December 31, 2005, including the financial statements and schedules, as filed with the Commission. Stockholders should direct the written request to Armor Holdings, Inc., c/o the Secretary at 13386 International Parkway, Jacksonville, Florida 32218.

REQUIREMENTS FOR SUBMISSION OF
STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND
OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2007 Annual Meeting, the proposal must be received by us at our principal executive offices at 13386 International Parkway, Jacksonville, Florida 32218 by December 28, 2006 (or, if the 2007 Annual Meeting is called for a date not within 30 calendar days before or after June 20, 2007, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of the Secretary of Armor Holdings, Inc. and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Amended and Restated Bylaws, and as permitted by the rules of the Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as Directors or to introduce an item of business at a meeting of our stockholders. These procedures provide that nominations for Director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a Director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Amended and Restated Bylaws, Delaware law, the New York Stock Exchange, the Exchange Act, the rules and regulations of the Commission and must include the information necessary for the Board to determine whether the candidate qualifies as independent under the New York Stock Exchange’s rules.

We must receive notice of the intention to introduce a Director nomination or to present an item of business at our 2007 Annual Meeting (a) not less than sixty (60) days nor more than ninety (90) days prior to June 20, 2007 if our 2007 Annual Meeting is held within thirty (30) days before or after June 20, 2007; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2007 Annual Meeting is not held within thirty (30) days before or after June 20, 2007. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a Director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

Assuming that our 2007 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a Director nomination or other item of business at that meeting not less than sixty (60) days nor more than ninety (90) days prior to June 20, 2007. If we do not receive notice within the prescribed dates, or if we meet other requirements of the Commission rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting. In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS PHILIP A. BARATELLI SECRETARY

ANNUAL MEETING OF STOCKHOLDERS OF

ARMOR HOLDINGS, INC.

June 20, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ARMOR HOLDINGS, INC.

ANNUAL MEETING
June 20, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Warren B. Kanders and Robert R. Shiller or either of them, as proxies to represent the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of common stock of Armor Holdings. Inc, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Armor Holdings, Inc. to be held on June 20, 2006 at 10:00 A.M, New York City time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 and any adjournments and postponements thereof.

THIS BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL,

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

(Continued and to be signed on the reverse side)